CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS

302 FORT WORTH CLUB BUILDING
306 WEST SEVENTH STREET
FORT WORTH, TEXAS 76102-4987
(817) 336-2461

August 9, 2024

John Bergman
Vice President - Reservoir Engineering
Mach Resources
14201 Wireless Way
Oklahoma City, OK 73134

Re: Evaluation Summary – SEC Pricing
Western Kansas Acquisition Interests
Kansas and Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

Dear Mr. Bergman:

As requested, we are submitting our estimates of proved developed producing reserves and our forecasts of the resulting economics attributable to the Western Kansas Acquisition interests in properties located in Kansas and Oklahoma. It is our understanding that the proved developed producing reserves estimated in this report constitute 100 percent of all proved developed producing reserves owned by the Western Kansas Acquisition entity.

This report, completed on August 9, 2024, utilized an effective date of July 31, 2024 and was prepared using constant prices and costs and conforms to Item 1202(a)(8) of Regulation S-K and the other rules and regulations of the U.S. Securities and Exchange Commission ("SEC"). This report has been prepared for use in filings with the SEC. In our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

Composite reserve estimates and economic forecasts for the reserves are presented in the attached tables and are summarized below:

		Proved Developed Producing
Net Reserves		
Oil	- Mbbl	2,657.9
Gas	- MMcf	6,680.1
NGL	- Mbbl	598.2
Revenue		
Oil	- M$	206,897.6
Gas	- M$	3,738.8
NGL	- Mbbl	13,933.1
Severance and Ad Valorem Taxes	- M$	16,339.0
Operating Expenses	- M$	75,148.5
Investments	- M$	23,814.0
Operating Income (BFIT)	- M$	109,267.8
Discounted at 10.0%	- M$	46,551.9

In accordance with the SEC guidelines, the operating income (BFIT) has been discounted at an annual rate of 10% to determine its "present worth". The discounted value shown above should not be construed to represent an estimate of the fair market value by Cawley, Gillespie & Associates, Inc.

The detailed forecasts of reserves and economics are presented in the attached tables. Table I-PDP is a summary of the proved developed producing reserves and associated economics. Table II-PDP is a one-line summary of the ultimate recovery, gross and net reserves, ownership, revenue, expenses, investments, net income and discounted cash flows for the individual forecasts in Table I-PDP. The entries in this table are sorted by operator, then state, then county and then well name. Page 1 of the appendix explains the types of data in these tables. The methods employed in estimating reserves are described in page 2 of the Appendix.

The annual average Henry Hub spot market gas price of $2.314 per MMBtu and the annual average WTI Cushing spot oil price of $80.06 per barrel were used in this report. In accordance with the Securities and Exchange Commission guidelines, these prices are determined as an unweighted arithmetic average of the first-day-of-the-month price for 12 months prior to the effective date of the evaluation. Oil and gas prices were held constant and were adjusted for each property based on historical differentials. NGL prices were forecast as fractions of the above SEC oil price. Deductions were applied to the net gas volumes for fuel and shrinkage. The adjusted volume-weighted average product prices over the life of the properties are $77.84 per barrel of oil, $0.56 per Mcf of gas, and $23.29 per barrel of NGL.

Operating expenses were supplied by Mach Resources and reviewed for reasonableness. Severance taxes were forecast by state based on statutory rates, and ad valorem taxes were forecast as 3.0% of net revenue for the Kansas properties. Neither expenses nor investments were escalated. Net plugging costs were scheduled as $50,000 per well. The plugging costs for shut-in wells with no remaining reserves are captured in a stand-alone case.

The proved reserves classifications conform to criteria of the SEC. The estimates of reserves in this report have been prepared in accordance with the definitions and disclosure guidelines set forth in the SEC Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009 in the Federal Register (SEC regulations). The reserves and economics are predicated on the regulatory agency classifications, rules, policies, laws, taxes and royalties in effect on the effective date except as noted herein. In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which the controlling interpretation may be legal or accounting, rather than engineering and geoscience. Therefore, the possible effects of changes in legislation or other Federal or State restrictive actions have not been considered. An on-site field inspection of the properties has not been performed. The mechanical operation or conditions of the wells and their related facilities have not been examined nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered.

The reserves were estimated using a combination of the production performance and analogy methods, in each case as we considered to be appropriate and necessary to establish the conclusions set forth herein. All reserve estimates represent our best judgment based on data available at the time of preparation and assumptions as to future economic and regulatory conditions. It should be realized that the reserves actually recovered, the revenue derived therefrom and the actual cost incurred could be more or less than the estimated amounts.

The reserve estimates were based on interpretations of factual data furnished by Mach Resources. Ownership interests were supplied by Mach Resources and were accepted as furnished. To some extent,

information from public records has been used to check and/or supplement these data. The basic engineering and geological data were utilized subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data. An on-site inspection of these properties has not been made nor have the wells been tested by Cawley, Gillespie & Associates, Inc.

Cawley, Gillespie & Associates, Inc. is independent with respect to Mach Resources as provided in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers ("SPE Standards"). Neither Cawley, Gillespie & Associates, Inc. nor any of its employees has any interest in the subject properties. Neither the employment to make this study nor the compensation is contingent on the results of our work or the future production rates for the subject properties.

Our work papers and related data are available for inspection and review by authorized parties.

Respectfully submitted,

Cawley, Gillespie & Assoc., Inc.

CAWLEY, GILLESPIE & ASSOCIATES, INC.
Texas Registered Engineering Firm F-693

JZM:ptn

Table I - PDP

Composite Reserve Estimates and Economic Forecasts
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

(1) End Mo-Year	(2) Gross Oil Production MBBLS	(3) Gross Gas Production MMCF	(4) Gross NGL Production MBBLS	(5) Net Oil Production MBBLS	(6) Net Gas Sales MMCF	(7) Net NGL Production MBBLS	(8) Avg Oil Price $/BBL	(9) Avg Gas Price $/MCF	(10) Avg NGL Price $/BBL
12-2024	109.3	924.8	47.3	69.095	469.873	35.713	77.908	0.522	22.163
12-2025	241.1	1,669.0	87.9	152.305	860.999	66.671	77.901	0.573	22.320
12-2026	218.7	871.0	51.1	137.729	467.573	39.171	77.892	0.735	22.889
12-2027	201.8	801.9	47.3	126.465	432.064	36.335	77.882	0.721	22.827
12-2028	188.0	746.7	44.2	117.229	401.595	33.932	77.874	0.718	22.779
12-2029	176.3	677.1	40.3	109.417	363.125	30.778	77.867	0.707	22.833
12-2030	166.2	614.1	36.8	102.669	329.556	28.086	77.860	0.697	22.806
12-2031	157.3	549.6	33.1	96.745	295.432	25.157	77.854	0.698	22.823
12-2032	149.3	472.2	28.9	91.480	256.002	21.948	77.849	0.659	22.995
12-2033	142.0	424.0	26.2	86.752	229.520	19.856	77.845	0.628	23.004
12-2034	135.4	384.0	24.3	82.469	205.874	18.330	77.841	0.589	23.247
12-2035	129.4	344.3	22.4	78.562	190.864	17.109	77.837	0.580	23.431
12-2036	123.7	307.0	20.5	74.975	172.828	15.731	77.834	0.538	23.441
12-2037	118.3	282.9	19.1	71.659	160.851	14.764	77.832	0.513	23.482
12-2038	113.2	256.9	17.7	68.586	145.830	13.597	77.830	0.455	23.352
S Tot	2,370.1	9,325.4	547.1	1,466.138	4,981.986	417.178	77.865	0.635	22.814
After	2,009.6	2,902.9	238.1	1,191.802	1,698.080	180.973	77.813	0.340	24.400
Total	4,379.7	12,228.3	785.3	2,657.940	6,680.066	598.151	77.841	0.560	23.294
Cum	15,105.6	376,323.6	0.0						
Ult	19,485.3	388,551.8	785.3						

(11) End Mo-Year	(12) Oil Revenue M$	(13) Gas Revenue M$	(14) NGL Revenue M$	(15) Other Revenue M$	(16) Total Revenue M$	(17) Production Taxes Oil M$	(18) Production Taxes Gas M$	(19) Production Taxes NGL M$	(20) Revenue After Taxes M$
12-2024	5,383.072	245.174	791.499	0.000	6,419.741	249.289	12.320	44.239	6,113.896
12-2025	11,864.718	493.292	1,488.076	0.000	13,846.085	551.192	24.645	83.520	13,186.732
12-2026	10,727.931	343.586	896.590	0.000	11,968.107	500.220	16.779	51.182	11,399.925
12-2027	9,849.424	311.712	829.418	0.000	10,990.554	460.676	15.175	47.487	10,467.217
12-2028	9,129.115	288.172	772.952	0.000	10,190.238	428.125	13.888	44.084	9,704.146
12-2029	8,519.961	256.707	702.739	0.000	9,479.409	400.496	12.251	39.975	9,026.686
12-2030	7,993.792	229.757	640.547	0.000	8,864.097	376.548	10.845	36.334	8,440.371
12-2031	7,532.030	206.242	574.170	0.000	8,312.441	355.463	9.790	32.528	7,914.660
12-2032	7,121.656	168.748	504.683	0.000	7,795.086	336.667	8.029	28.754	7,421.636
12-2033	6,753.180	144.048	456.759	0.000	7,353.988	319.741	6.770	25.990	7,001.490
12-2034	6,419.472	121.266	426.107	0.000	6,966.849	304.370	5.686	24.385	6,632.408
12-2035	6,115.048	110.619	400.875	0.000	6,626.542	290.312	5.172	23.040	6,308.016
12-2036	5,835.600	92.966	368.737	0.000	6,297.303	277.377	4.274	21.220	5,994.433
12-2037	5,577.360	82.584	346.692	0.000	6,006.636	265.397	3.763	19.999	5,717.476
12-2038	5,338.002	66.356	317.519	0.000	5,721.879	254.270	2.995	18.498	5,446.116
S Tot	114,160.360	3,161.230	9,517.363	0.000	126,838.952	5,370.142	152.380	541.236	120,775.216
After	92,737.216	577.522	4,415.700	0.000	97,730.432	4,437.885	25.404	262.477	93,004.648
Total	206,897.568	3,738.752	13,933.062	0.000	224,569.376	9,808.026	177.784	803.713	213,779.872

(21) End Mo-Year	(22) Ad Valorem Taxes M$	(23) Wells Gross Count	(24) Wells Net Count	(25) Operating Expense M$	(26) Other Deductions M$	(27) Investment M$	(28) Total Deductions M$	(29) Future Net Cash Flow M$	(30) Cumulative Cash Flow M$	(31) Cum.Cash Flow Disc.@ 10.0% M$
12-2024	162.632	311.	247.56	2,348.887	0.000	100.000	2,611.518	3,502.376	3,502.376	3,435.682
12-2025	350.450	311.	247.56	4,746.438	0.000	100.000	5,196.888	7,989.840	11,492.217	10,763.522
12-2026	303.548	136.	108.08	3,488.453	0.000	87.500	3,879.501	7,520.426	19,012.644	17,038.602
12-2027	277.139	132.	104.96	3,272.332	0.000	100.000	3,649.471	6,817.744	25,830.388	22,210.334
12-2028	256.116	129.	102.08	3,095.478	0.000	100.000	3,451.594	6,252.548	32,082.936	26,522.094
12-2029	237.664	126.	99.08	2,914.359	0.000	100.000	3,252.023	5,774.662	37,857.596	30,142.296
12-2030	221.799	120.	93.47	2,756.291	0.000	7,120.257	10,098.347	-1,657.978	36,199.616	29,238.800
12-2031	207.471	114.	88.41	2,606.749	0.000	255.625	3,069.845	4,844.816	41,044.432	31,748.556
12-2032	193.943	109.	83.41	2,448.425	0.000	244.375	2,886.743	4,534.896	45,579.328	33,884.648
12-2033	182.708	103.	78.16	2,327.074	0.000	250.000	2,759.782	4,241.706	49,821.036	35,701.840
12-2034	172.498	101.	76.16	2,228.644	0.000	380.416	2,781.558	3,850.850	53,671.884	37,201.152
12-2035	163.604	99.	74.16	2,151.487	0.000	352.844	2,667.934	3,640.082	57,311.968	38,490.480
12-2036	155.240	96.	72.53	2,065.206	0.000	300.000	2,520.446	3,473.986	60,785.956	39,608.576
12-2037	147.767	92.	68.97	1,998.002	0.000	362.500	2,508.268	3,209.210	63,995.164	40,548.268
12-2038	140.351	89.	67.11	1,921.635	0.000	200.000	2,261.986	3,184.131	67,179.296	41,395.808
S Tot	3,172.927			40,369.456	0.000	10,053.517	53,595.904	67,179.296	67,179.296	41,395.808
After	2,376.567			34,779.044	0.000	13,760.476	50,916.096	42,088.576	109,267.848	46,551.856
Total	5,549.494			75,148.496	0.000	23,813.992	104,512.000	109,267.872	109,267.848	46,551.856

SEC Pricing

Year	WTI Cushing Oil $/STB	Henry Hub Gas $/MMBTU
2024	80.06	2.314
Thereafter	Flat	Flat
Cap	80.06	2.314

Percent	Cum. Disc.
8.00	52,500.976
10.00	46,551.852
12.00	41,944.688
15.00	36,717.948
18.00	32,827.468
20.00	30,741.022

5 Months in first year 49.750 Year Life (05/2074)

08/09/2024 10:09:56

Summary

Table II - PDP

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR / LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
TERRY (LNGKSC) -- FINNEY COUNTY, KANSAS												
BEREXCO LLC												
CORMACK #2-U-LK 2-34			17.5000 NI	1	768.5	204.5	35.8	2,626.3	115.6	0.0	2,435.4	722.4
1 PDP Oil		848	0.0000 WI	49.8	0.0	0.0	0.0	0.0	75.3	0.0		
TERRY (LFKC) -- FINNEY COUNTY, KANSAS												
BEREXCO LLC												
CORMACK #3 ULKC 3-34			17.5000 NI	1	693.7	71.0	12.4	912.5	40.1	0.0	846.1	325.4
2 PDP Oil		851	0.0000 WI	46.7	0.0	0.0	0.0	0.0	26.2	0.0		
TERRY (0) -- FINNEY COUNTY, KANSAS												
BEREXCO LLC												
CORMACK #4 ULKC 4-34			17.5000 NI	1	648.9	110.0	19.3	1,413.0	62.2	0.0	1,310.3	451.7
3 PDP Oil		852	0.0000 WI	49.8	0.0	0.0	0.0	0.0	40.5	0.0		
CORMACK 1-34			17.5000 NI	1	960.0	300.7	52.6	3,862.0	169.9	0.0	3,581.3	1,234.7
4 PDP Oil		847	0.0000 WI	49.8	0.0	0.0	0.0	0.0	110.8	0.0		
CORMACK 5-34 5-34			17.5000 NI	1	269.6	46.1	8.1	592.6	26.1	0.0	549.5	188.1
5 PDP Oil		854	0.0000 WI	46.4	0.0	0.0	0.0	0.0	17.0	0.0		
POTT NORTHEAST (0) -- FINNEY COUNTY, KANSAS												
BEREXCO LLC												
GARDEN CITY UPR 1-13			12.5000 NI	1	127.5	36.1	4.5	331.4	14.6	0.0	307.3	98.8
6 PDP Oil		850	0.0000 WI	45.6	0.0	0.0	0.0	0.0	9.5	0.0		
REDWOOD (MORROW) -- FINNEY COUNTY, KANSAS												
BEREXCO LLC												
ISABELLE 1-19			12.5000 NI	1	167.7	103.6	12.9	950.3	41.8	0.0	881.2	411.0
7 PDP Oil		849	0.0000 WI	49.2	0.0	0.0	0.0	0.0	27.3	0.0		
CUTTER (MARM) -- SEWARD COUNTY, KANSAS												
BEREXCO LLC												
ROONEY B #1-7 1-7			1.7515 NI	1	90.6	6.4	0.1	8.3	0.4	0.0	8.1	4.7
8 PDP Oil		859	0.0000 WI	14.1	256.3	12.6	0.2	0.3	0.2	0.0		
CUTTER (CHESTER SAND) -- SEWARD COUNTY, KANSAS												
BEREXCO LLC												
ROONEY B #3-7 3-7			1.7515 NI	1	38.2	7.0	0.1	9.1	0.4	0.0	8.4	5.3
9 PDP Oil		863	0.0000 WI	12.7	334.7	0.0	0.0	0.0	0.3	0.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS												
CASILLAS PETROLEUM CORPO												
BEDFORD 2			43.7500 NI	1	0.0	0.0	0.0	0.0	6.7	114.8	-10.1	4.4
10 PDP Gas		527	50.0000 WI	7.5	2,589.5	117.2	40.5	70.2	4.0	25.0		
DEERFIELD (CHASE) -- FINNEY COUNTY, KANSAS												
CASILLAS PETROLEUM CORPO												
BEDFORD 2-2			43.7500 NI	1	0.0	0.0	0.0	0.0	1.6	31.1	-24.1	-12.1
11 PDP Gas 43498		304	50.0000 WI	1.9	1,128.4	34.0	10.0	17.5	1.0	25.0		
PANOMA (COUNCIL GROVE) -- FINNEY COUNTY, KANSAS												
CASILLAS PETROLEUM CORPO												
BEDFORD A-2			43.7500 NI	1	0.0	0.0	0.0	0.0	0.3	15.4	-34.1	-22.8
12 PDP Gas		456	50.0000 WI	1.0	1,000.3	6.6	2.0	3.5	0.2	25.0		

Table II - PDP (cont.)

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR / LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS												
CASILLAS PETROLEUM CORPO												
RIGGS 1			15.8422 NI	1	0.0	0.0	0.0	0.0	0.2	5.9	-11.8	-7.7
13 PDP Gas		530	18.1053 WI	1.0	1,323.1	15.7	1.2	2.2	0.1	9.1		
HUGOTON GAS AREA (CHASE GROUP) -- FINNEY COUNTY, KANSAS												
CASILLAS PETROLEUM CORPO												
RIGGS 1-2 1-2			15.8422 NI	1	0.0	0.0	0.0	0.0	1.3	20.6	-3.8	1.3
14 PDP Gas		845	18.1053 WI	6.1	2,760.5	90.7	11.4	16.9	0.8	9.1		
PANOMA (COUNCIL GROVE) -- FINNEY COUNTY, KANSAS												
CASILLAS PETROLEUM CORPO												
RIGGS A-1			15.8422 NI	1	0.0	0.0	0.0	0.0	0.2	6.0	-11.7	-7.6
15 PDP Gas		478	18.1054 WI	1.0	1,744.2	21.2	1.2	2.1	0.1	9.1		
CUTTER EAST (CHASE) -- HASKELL COUNTY, KANSAS												
CASILLAS PETROLEUM CORPO												
HOME ROYALTY A-4			41.4416 NI	1	38.4	13.3	5.5	403.6	17.8	183.6	167.0	108.3
16 PDP Oil		255	47.3618 WI	20.8	6.0	0.0	0.0	0.0	11.6	23.7		
LAHEY (CHESTER) -- SEWARD COUNTY, KANSAS												
CASILLAS PETROLEUM CORPO												
HOME ROYALTY A-2			41.4416 NI	1	183.0	17.8	7.4	575.6	25.3	348.6	161.4	97.0
17 PDP Oil		157	47.3618 WI	26.2	333.7	0.0	0.0	0.0	16.5	23.7		
ADAMSON (CHASE GROUP) -- SEWARD COUNTY, KANSAS												
COTERRA ENERGY												
KEATNG-STPHN6-2 6-2			0.0000 NI	1	0.0		Non-Commercial					
18 PDP Gas 43618		692	0.0000 WI	1.0	290.2							
MOCANE-LAVERNE GAS AREA (LOWER CHESTER) -- BEAVER COUNTY, OKLAHOMA												
COURSON OIL & GAS INCORP												
GRUNAU 1-28 CHESTER			21.8750 NI	1	3.7	0.0	0.0	0.0	0.2	5.2	-14.9	-9.4
19 PDP Gas		136	25.0000 WI	1.0	1,279.3	9.2	2.0	3.0	0.0	12.5		
FLORIS (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA												
COURSON OIL & GAS INCORP												
HUEBNER 1-18			20.4476 NI	1	0.5	0.0	0.0	0.0	0.2	3.5	-13.8	-8.3
20 PDP Gas 43483		92	25.1663 WI	1.0	854.2	9.4	1.9	2.4	0.0	12.6		
EUBANK (CHESTER SAND) -- HASKELL COUNTY, KANSAS												
DARRAH OIL COMPANY L												
GILES #2-27 2-27			25.8000 NI	1	54.0	0.4	0.1	8.6	0.4	12.0	-16.1	-10.7
21 PDP Oil		655	24.1250 WI	1.0	17.7	0.0	0.0	0.0	0.2	12.1		
EUBANK EAST (CHST SD) -- HASKELL COUNTY, KANSAS												
DARRAH OIL COMPANY L												
MLP WINSTEAD A6 6			6.2500 NI	1	40.6	20.6	1.3	94.3	4.1	0.0	87.4	35.0
22 PDP Oil		752	0.0000 WI	30.8	178.1	0.0	0.0	0.0	2.7	0.0		
EUBANK (CHESTER) -- HASKELL COUNTY, KANSAS												
EDISON OPERATING COMPANY												
MLP BLACK 2-2			44.3828 NI	1	130.0	23.2	10.3	783.9	34.5	277.1	424.9	169.7
23 PDP Oil		727	50.0000 WI	49.8	0.0	0.0	0.0	0.0	22.5	25.0		

Scenario: CGASEC : 8/9/2024 10:12:20 AM

Table II - PDP (cont.)

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
					MBBL / MMCF							
EUBANK (CHESTER) -- HASKELL COUNTY, KANSAS												
EDISON OPERATING COMPANY												
MLP CLAWSON TRUST 1-35			0.0000 NI	1	112.9		Non-Commercial					
24 PDP Gas 12785		246	50.0000 WI	0.0	660.4							
EUBANK EAST (KANSAS CITY) -- HASKELL COUNTY, KANSAS												
EDISON OPERATING COMPANY												
MLP SANTALA 2-26			46.5000 NI	1	24.1	8.4	3.9	287.2	16.7	232.0	89.4	60.9
25 PDP Oil		360	50.0000 WI	24.8	550.7	95.9	35.2	52.3	10.7	25.0		
EUBANK (CHST SD) -- HASKELL COUNTY, KANSAS												
EDISON OPERATING COMPANY												
MLP SANTALA A 1-26			46.5000 NI	1	267.6	48.2	22.4	1,704.5	75.0	749.0	806.6	277.9
26 PDP Oil		746	50.0000 WI	49.8	0.0	0.0	0.0	0.0	48.9	25.0		
MLP SCHNELLBACH 3-4			46.5000 NI	1	63.4	17.1	7.9	604.3	26.6	256.0	279.4	121.6
27 PDP Oil		749	50.0000 WI	46.1	128.8	0.0	0.0	0.0	17.3	25.0		
EUBANK (KANSAS RESERVOIR 101) -- HASKELL COUNTY, KANSAS												
EDISON OPERATING COMPANY												
MLP TILLER A-2 2-10			6.5000 NI	1	77.8	57.0	3.7	272.0	12.0	0.0	252.3	71.7
28 PDP Oil		753	0.0000 WI	49.8	0.0	0.0	0.0	0.0	7.8	0.0		
EUBANK (0) -- HASKELL COUNTY, KANSAS												
EDISON OPERATING COMPANY												
SOUTH EUBANK WF 0			17.3004 NI	1	69.7	47.6	8.2	626.8	27.6	128.9	417.7	163.1
29 PDP Oil		791	13.8641 WI	49.8	0.0	0.0	0.0	0.0	18.0	34.7		
ADAMSON (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
EDISON OPERATING COMPANY												
ADAMSON 3-11			9.8242 NI	1	0.0	0.0	0.0	0.0	0.0	0.8	-6.5	-3.8
30 PDP Gas 43535		13	12.5000 WI	1.0	437.3	3.3	0.3	0.6	0.0	6.2		
ADAMSON (0) -- SEWARD COUNTY, KANSAS												
EDISON OPERATING COMPANY												
ADAMSON 4-11 4-11			9.8242 NI	1	0.0	0.0	0.0	0.0	0.0	0.8	-6.4	-3.7
31 PDP Gas 43566		601	12.5000 WI	1.0	955.0	3.2	0.3	0.7	0.0	6.2		
ADAMSON (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
EDISON OPERATING COMPANY												
COOK 3-35			7.5800 NI	1	0.2	0.0	0.0	0.0	0.0	0.5	-4.1	-2.4
32 PDP Gas 12844		133	7.8125 WI	1.0	821.0	3.0	0.2	0.3	0.0	3.9		
ARKALON (MRW L) -- SEWARD COUNTY, KANSAS												
EDISON OPERATING COMPANY												
LIGHT 1-5 1-5			12.5000 NI	1	0.0	0.0	0.0	0.0	0.1	0.0	1.3	1.2
33 PDP Gas 43470		703	0.0000 WI	1.0	336.7	5.8	0.6	0.9	0.0	0.0		
WALKMEYER NW (MORROW) -- STEVENS COUNTY, KANSAS												
EDISON OPERATING COMPANY												
COBB 1-3			2.0000 NI	1	0.4	0.0	0.0	0.0	0.0	0.0	0.3	0.3
34 PDP Gas 43468		206	0.0000 WI	1.0	628.2	9.3	0.1	0.2	0.0	0.0		
FETERITA (MRW L) -- STEVENS COUNTY, KANSAS												
EDISON OPERATING COMPANY												
SMITH,R.L.1-15 1-15			38.1250 NI	1	0.0	0.0	0.0	0.0	0.2	12.7	-33.9	-22.6
35 PDP Gas 43480		786	50.0000 WI	1.0	838.1	7.3	2.8	4.1	0.1	25.0		

OPERATOR / LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
WALKEMEYER NORTHWEST (0) -- STEVENS COUNTY, KANSAS												
EDISON OPERATING COMPANY												
WING 2-33 2-33			0.7813 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**0.1**	**0.0**
36 PDP Gas		869	0.0000 WI	**1.0**	**124.8**	**3.6**	**0.0**	**0.0**	**0.0**	**0.0**		
WALKEMEYER NORTHWEST (MRW L) -- STEVENS COUNTY, KANSAS												
EDISON OPERATING COMPANY												
WING UNIT 1-33 1-3			0.7813 NI	**2**	**10.2**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**0.1**	**0.1**
37 PDP Gas		868	0.0000 WI	**1.0**	**445.3**	**7.5**	**0.0**	**0.1**	**0.0**	**0.0**		
RICHFIELD (UPPER KEARNY MEMBER) -- MORTON COUNTY, KANSAS												
EXTREME ENERGY CO.												
JOHNS 1 1-3			8.2030 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.1**	**0.0**	**1.3**	**1.2**
38 PDP Gas 43468		688	0.0000 WI	**1.0**	**1,024.9**	**8.8**	**0.6**	**0.8**	**0.0**	**0.0**		
SHUCK (UPPER KEARNY MEMBER) -- SEWARD COUNTY, KANSAS												
EXTREME ENERGY CO.												
MCGEE 02 2			0.0000 NI	**1**	**0.0**		**Non-Commercial**					
39 PDP Gas		712	0.0000 WI	**0.0**	**320.9**							
FLORIS (CHESTER) -- BEAVER COUNTY, OKLAHOMA												
FLEUR DE LIS ENERGY												
DORMAN 2-1			20.5470 NI	**1**	**0.2**	**0.0**	**0.0**	**0.0**	**0.1**	**3.0**	**-14.4**	**-8.8**
40 PDP Gas 43497		314	25.2886 WI	**1.0**	**256.8**	**7.2**	**1.2**	**0.3**	**0.0**	**12.6**		
CAMRICK GAS AREA (MORROW SAND) -- BEAVER COUNTY, OKLAHOMA												
FLEUR DE LIS ENERGY												
SAGER 2			1.3672 NI	**1**	**0.4**	**0.0**	**0.0**	**0.0**	**0.3**	**0.0**	**4.2**	**2.7**
41 PDP Gas		872	0.0000 WI	**10.6**	**1,076.8**	**171.9**	**1.9**	**2.8**	**0.0**	**0.0**		
LORENA (CHESTER) -- BEAVER COUNTY, OKLAHOMA												
FOUNDATION ENERGY MANAGE												
HEADRICK 32A			10.1562 NI	**1**	**0.8**	**0.0**	**0.0**	**0.0**	**0.1**	**1.4**	**-6.5**	**-3.8**
42 PDP Gas		292	12.5000 WI	**1.0**	**465.2**	**7.3**	**0.7**	**0.3**	**0.0**	**6.2**		
SEQUOYAH (MRW L) -- FINNEY COUNTY, KANSAS												
HARRIS O & G CO												
GARDEN CTY 1-16 1-16			12.5000 NI	**1**	**588.7**	**175.5**	**21.9**	**1,610.1**	**70.8**	**0.0**	**1,493.1**	**415.7**
43 PDP Oil		846	0.0000 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**46.2**	**0.0**		
GRAND VALLEY EAST DISTRICT (MORROW/CHESTER) -- BEAVER COUNTY, OKLAHOMA												
HUNTINGTON ENERGY LLC												
HARLEY 1			1.5625 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**0.1**	**0.0**
44 PDP Gas		871	0.0000 WI	**1.0**	**215.3**	**1.8**	**0.0**	**0.0**	**0.0**	**0.0**		
GRAND VALLEY EAST DISTRICT (UPPER MORROW) -- BEAVER COUNTY, OKLAHOMA												
HUNTINGTON ENERGY LLC												
RAVENSCROFT 13-2			0.0000 NI	**1**	**4.2**		**Non-Commercial**					
45 PDP Gas 18-2		883	0.0000 WI	**0.0**	**1,018.5**							
GRAND VALLEY EAST DISTRICT (CHESTER, MORROW) -- BEAVER COUNTY, OKLAHOMA												
HUNTINGTON ENERGY LLC												
SARGENT GEORGE A-2			1.5625 NI	**1**	**1.3**	**0.0**	**0.0**	**0.0**	**0.9**	**0.0**	**12.2**	**6.1**
46 PDP Gas 19-2		306	0.0000 WI	**20.2**	**2,022.0**	**431.8**	**5.3**	**7.9**	**0.0**	**0.0**		

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery MBBL / MMCF	Gross Reserves MBBL / MMCF	Net Reserves MBBL / MMCF	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
GREAT EASTERN DITCH (0) -- FINNEY COUNTY, KANSAS											
LARIO OIL & GAS COMPANY											
BAKER 15-6 6-15		21.8750 NI	1	67.2	11.6	2.5	185.9	8.2	136.7	23.1	21.9
47 PDP Oil	606	25.0000 WI	14.8	0.0	0.0	0.0	0.0	5.3	12.5		
CUTTER SOUTHEAST (MARMATON) -- SEWARD COUNTY, KANSAS											
MCCOY PETROLEUM CORPORAT											
BAUGHMAN 1F,2F _ 1O		8.2250 NI	1	264.8	30.9	2.5	186.7	8.2	0.0	173.1	66.5
48 PDP Oil	205	0.0000 WI	36.6	0.0	0.0	0.0	0.0	5.4	0.0		
RICHFIELD (0) -- MORTON COUNTY, KANSAS											
MERIT ENERGY COMPANY											
GLEN 1-214 1-214		47.1094 NI	1	0.0	0.0	0.0	0.0	0.0	2.2	-27.0	-16.0
49 PDP Gas 1-214	659	50.0000 WI	1.0	480.9	0.4	0.2	0.3	0.0	25.0		
FLORIS (CHESTER) -- BEAVER COUNTY, OKLAHOMA											
MONTEREY PRODUCTION CO L											
DORMAN 1-1		0.0000 NI	1	0.0		Non-Commercial					
50 PDP Gas 43466	641	0.0000 WI	1.0	344.9							
MOCANE-LAVERNE GAS AREA (CHESTER & MORROW) -- BEAVER COUNTY, OKLAHOMA											
OCCIDENTAL PETROLEUM											
MANSFIELD /A/ 1-25		20.5790 NI	1	20.4	0.0	0.0	0.0	0.1	4.7	-15.3	-9.7
51 PDP Gas 43490	709	25.0000 WI	1.0	5,532.3	9.0	1.9	2.0	0.0	12.5		
FLORIS (CHESTER) -- BEAVER COUNTY, OKLAHOMA											
OIL FIELD PRODUCTION INC											
SMYRES 1		0.0000 NI	1	0.6		Non-Commercial					
52 PDP Gas	792	0.0000 WI	0.0	189.6							
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
ANDERSON 1		87.5000 NI	1	0.0	0.0	0.0	0.0	0.5	20.2	-61.3	-39.0
53 PDP Gas	481	100.0000 WI	1.0	1,483.6	21.8	11.8	-4.2	0.3	50.0		
BAKER 3-15		87.5000 NI	1	5.8	0.0	0.0	0.0	0.0	5.3	-54.6	-32.6
54 PDP Gas 43539	569	100.0000 WI	1.0	814.3	1.0	0.5	0.2	0.0	50.0		
IVANHOE (MORROW) -- FINNEY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
BARKER 3 & 6		87.5000 NI	1	171.2	29.3	25.6	1,999.1	88.0	889.3	914.5	441.7
55 PDP Oil	446	100.0000 WI	39.7	0.0	0.0	0.0	0.0	57.3	50.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
BARTLOW 1		87.5000 NI	1	0.0	0.0	0.0	0.0	3.5	61.2	-43.7	-10.7
56 PDP Gas	485	100.0000 WI	7.1	1,902.5	61.9	32.0	27.6	2.1	50.0		
BARTLOW 3		87.5000 NI	1	0.0	0.0	0.0	0.0	10.3	170.9	-20.5	12.3
57 PDP Gas	447	100.0000 WI	15.2	782.0	185.1	95.5	89.2	6.2	50.0		
BIDWELL 1		87.5000 NI	1	0.0	0.0	0.0	0.0	0.7	14.0	-50.3	-28.5
58 PDP Gas	486	100.0000 WI	1.0	2,691.3	13.2	6.6	6.0	0.4	50.0		
BIDWELL 3-13		87.5000 NI	1	90.9	0.0	0.0	0.0	0.3	12.8	-57.2	-35.1
59 PDP Gas 43537	575	100.0000 WI	1.0	752.8	5.3	2.7	2.5	0.2	50.0		
GREAT EASTERN DITCH (FT SCOTT, ATOKA,KCA) -- FINNEY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
BIDWELL 5-13		87.5000 NI	1	64.0	41.3	36.1	2,828.1	124.4	974.0	1,598.5	562.3
60 PDP Oil	572	100.0000 WI	49.8	0.0	0.0	0.0	0.0	81.1	50.0		

Table II - PDP (cont.)

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No. Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
GREAT EASTERN DITCH (KCA - FT SCOTT- ATOK) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
BIDWELL 7-13	87.5000 NI	1	110.2	0.0	0.0	0.0	0.7	15.2	-51.0	-29.2
61 PDP Gas 43659 573	100.0000 WI	1.0	184.4	13.8	6.9	6.1	0.4	50.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
BIEHN 1	87.5000 NI	1	0.0	0.0	0.0	0.0	0.5	9.3	-50.4	-28.6
62 PDP Gas 487	100.0000 WI	1.0	1,032.4	7.3	4.0	4.2	0.3	50.0		
BIEHN 3-16	87.5000 NI	1	0.0	0.0	0.0	0.0	12.0	180.4	3.8	28.6
63 PDP Gas 43540 538	100.0000 WI	17.3	2,756.2	198.9	107.9	108.4	7.2	50.0		
BROWN 3	55.4963 NI	1	0.0	0.0	0.0	0.0	4.7	82.9	-22.5	0.0
64 PDP Gas 443	63.4240 WI	11.2	1,010.1	134.6	44.1	41.2	2.9	31.7		
BROWN H 1	55.4963 NI	1	0.0	0.0	0.0	0.0	4.3	75.0	-22.2	0.7
65 PDP Gas 488	63.4240 WI	12.3	1,545.9	119.4	39.8	38.3	2.6	31.7		
CORMACK 1	87.5000 NI	1	0.0	0.0	0.0	0.0	0.3	8.2	-52.8	-30.9
66 PDP Gas 489	100.0000 WI	1.0	505.5	5.3	2.6	2.4	0.2	50.0		
CORMACK 2-34	87.5000 NI	1	0.0	0.0	0.0	0.0	0.5	10.2	-49.9	-27.9
67 PDP Gas 12451 559	100.0000 WI	1.1	869.3	10.2	5.0	4.4	0.3	50.0		
COWGILL 1	87.5000 NI	1	0.0	0.0	0.0	0.0	7.9	146.7	-42.9	-9.3
68 PDP Gas 490	100.0000 WI	7.7	2,787.4	174.0	79.2	60.5	4.8	50.0		
COWGILL 2-19	87.5000 NI	1	0.0	0.0	0.0	0.0	0.7	13.0	-49.8	-27.3
69 PDP Gas 43515 562	100.0000 WI	1.2	1,828.1	14.6	6.8	5.2	0.4	50.0		
DANLER 3	43.7500 NI	1	0.0	0.0	0.0	0.0	0.1	7.3	-29.8	-18.7
70 PDP Gas 531	50.0000 WI	1.0	656.8	5.1	0.8	1.3	0.1	25.0		
HUGOTON GAS AREA (DICKERSON PROTO) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
DEVLIN 1-19	72.2047 NI	1	0.0	0.0	0.0	0.0	0.8	19.1	-44.3	-26.2
71 PDP Gas 43484 213	82.5196 WI	1.0	2,287.6	11.4	5.3	8.5	0.5	41.3		
HUGOTON GAS AREA (CHASE: INFILL WELL) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
DEVLIN A-1H	72.2047 NI	1	0.0	0.0	0.0	0.0	0.8	22.0	-47.0	-28.7
72 PDP Gas 212	82.5196 WI	1.0	1,810.0	11.6	5.3	9.0	0.5	41.3		
PLEASANT PRAIRIE -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
EARL CAMPBELL OIL LEASE	87.5000 NI	1	853.6	43.2	37.8	2,958.3	130.2	942.9	1,750.4	935.0
73 PDP Oil 836	100.0000 WI	34.8	0.0	0.0	0.0	0.0	84.8	50.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
EARNEST 1	52.9987 NI	1	0.0	0.0	0.0	0.0	0.3	5.6	-30.8	-17.6
74 PDP Gas 492	60.5700 WI	1.0	1,340.2	8.4	2.3	2.3	0.2	30.3		
EARNEST 3-4	52.9987 NI	1	0.0	0.0	0.0	0.0	0.1	5.0	-32.9	-19.6
75 PDP Gas 43528 541	60.5700 WI	1.0	555.9	5.4	1.1	1.1	0.1	30.3		
REDWOOD (MORROW) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
FOSTER 3-19	87.5000 NI	1	421.6	89.6	78.4	6,077.4	267.4	616.0	4,969.7	1,453.3
76 PDP Oil 570	100.0000 WI	49.8	0.0	0.0	0.0	0.0	174.3	50.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
FOTOPOLOUS 1	87.5000 NI	1	0.0	0.0	0.0	0.0	2.6	46.9	-46.5	-15.4
77 PDP Gas 493	100.0000 WI	5.5	1,616.0	43.1	23.4	23.2	1.6	50.0		

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS

PANTERA ENERGY COMPANY

OPERATOR LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
FOTOPOULOS 3-17			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**4.5**	**85.6**	**-47.2**	**-13.8**
78 PDP Gas 43541		533	100.0000 WI	**6.9**	**1,461.0**	**71.9**	**40.2**	**42.0**	**2.7**	**50.0**		
GARDEN C 1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.7**	**15.3**	**-52.4**	**-30.5**
79 PDP Gas		496	100.0000 WI	**1.0**	**1,096.6**	**11.0**	**6.0**	**6.0**	**0.4**	**50.0**		
GARDEN C-14			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**7.8**	**-53.7**	**-31.8**
80 PDP Gas		574	100.0000 WI	**1.0**	**551.3**	**3.6**	**1.9**	**1.9**	**0.1**	**50.0**		
GARNAND 1			55.3443 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**6.7**	**-35.3**	**-21.4**
81 PDP Gas		498	63.2500 WI	**1.0**	**1,650.8**	**5.2**	**0.9**	**1.5**	**0.1**	**31.6**		
GARNAND 3-5			55.3443 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**7.9**	**-34.4**	**-20.5**
82 PDP Gas 43529		545	63.2500 WI	**1.0**	**884.5**	**5.6**	**2.1**	**1.6**	**0.2**	**31.6**		
HATFIELD 1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**11.1**	**179.9**	**-12.8**	**17.4**
83 PDP Gas		499	100.0000 WI	**13.8**	**2,663.0**	**120.0**	**72.4**	**119.8**	**6.7**	**50.0**		
HATFIELD 3-15			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**13.3**	**211.2**	**-2.1**	**24.9**
84 PDP Gas 43539		544	100.0000 WI	**15.3**	**1,994.5**	**147.2**	**88.9**	**136.4**	**8.0**	**50.0**		

WILDCAT (KANSAS) -- FINNEY COUNTY, KANSAS

PANTERA ENERGY COMPANY

OPERATOR LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
HJV BROWN M-1			81.2500 NI	**1**	**145.1**	**87.6**	**71.2**	**5,579.5**	**245.5**	**1,413.5**	**3,710.5**	**1,187.6**
85 PDP Oil		303	100.0000 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**160.0**	**50.0**		

HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS

PANTERA ENERGY COMPANY

OPERATOR LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
JOHNSON 1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**8.3**	**-55.1**	**-33.1**
86 PDP Gas		501	100.0000 WI	**1.0**	**1,047.7**	**6.7**	**3.6**	**-1.5**	**0.1**	**50.0**		
JONES 1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**5.4**	**93.1**	**-36.8**	**-1.6**
87 PDP Gas		502	100.0000 WI	**10.5**	**1,758.8**	**91.8**	**49.0**	**49.2**	**3.3**	**50.0**		

PANOMA (COUNCIL GROVE) -- FINNEY COUNTY, KANSAS

PANTERA ENERGY COMPANY

OPERATOR LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
JONES 2			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**3.6**	**66.9**	**-47.3**	**-18.0**
88 PDP Gas		465	100.0000 WI	**4.4**	**1,736.5**	**61.5**	**32.8**	**30.0**	**2.2**	**50.0**		

HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS

PANTERA ENERGY COMPANY

OPERATOR LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
JONES 3-2			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**5.1**	**86.6**	**-37.1**	**-3.1**
89 PDP Gas 43526		547	100.0000 WI	**9.1**	**2,054.2**	**87.1**	**46.5**	**45.8**	**3.1**	**50.0**		
JOSS 1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**1.0**	**22.6**	**-52.9**	**-31.0**
90 PDP Gas		503	100.0000 WI	**1.0**	**1,998.5**	**18.5**	**9.4**	**8.7**	**0.6**	**50.0**		
KANSAS 1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.5**	**14.9**	**-55.8**	**-33.8**
91 PDP Gas		504	100.0000 WI	**1.0**	**1,649.5**	**7.9**	**4.2**	**4.2**	**0.3**	**50.0**		
KANSAS 3-11			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.6**	**15.7**	**-53.4**	**-31.4**
92 PDP Gas 43535		534	100.0000 WI	**1.0**	**1,935.6**	**10.7**	**5.7**	**5.7**	**0.4**	**50.0**		
LEAVITT 4-17			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**17.8**	**-61.2**	**-38.9**
93 PDP Gas 43572		535	100.0000 WI	**1.0**	**1,072.8**	**5.9**	**3.1**	**3.0**	**0.2**	**50.0**		
LEE 1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.4**	**8.3**	**-51.3**	**-29.5**
94 PDP Gas		506	100.0000 WI	**1.0**	**1,313.0**	**4.8**	**2.8**	**2.7**	**0.2**	**50.0**		

PANOMA (CHASE/COUNCIL GROVE) -- FINNEY COUNTY, KANSAS

PANTERA ENERGY COMPANY

OPERATOR LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
LEE 2			68.3594 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**5.9**	**-42.3**	**-24.8**
95 PDP Gas		468	80.0000 WI	**1.0**	**785.9**	**3.9**	**1.8**	**0.9**	**0.1**	**40.0**		

HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS

PANTERA ENERGY COMPANY

OPERATOR LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
LOCKWOOD 1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**9.4**	**150.4**	**-17.3**	**13.6**
96 PDP Gas		507	100.0000 WI	**11.8**	**1,997.2**	**101.5**	**61.3**	**112.4**	**5.7**	**50.0**		

Scenario: CGASEC : 8/9/2024 10:12:20 AM

Table II - PDP (cont.)
Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No. Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
PANOMA (CHASE_COUNCIL GROVE) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
LOCKWOOD 2	87.5000 NI	1	0.0	0.0	0.0	0.0	7.3	128.8	-36.9	-4.8
97 PDP Gas 462	100.0000 WI	7.3	1,173.0	81.2	49.0	85.9	4.4	50.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
MCGONIGAL 1	87.5000 NI	1	0.0	0.0	0.0	0.0	15.0	232.0	10.6	28.6
98 PDP Gas 510	100.0000 WI	28.6	1,469.2	233.8	131.0	140.6	9.0	50.0		
MCGONIGAL 3-18	87.5000 NI	1	0.0	0.0	0.0	0.0	0.4	12.4	-55.2	-33.1
99 PDP Gas 43542 539	100.0000 WI	1.0	1,032.2	5.8	3.3	3.4	0.2	50.0		
MOODY EC 3-29	87.5000 NI	1	0.0	0.0	0.0	0.0	0.8	20.7	-54.5	-32.6
100 PDP Gas 43553 548	100.0000 WI	1.0	932.0	9.2	5.5	10.8	0.5	50.0		
PLYMELL (N/A) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
MOODY EC 4-29, 5-29, 6-29, 7-	87.5000 NI	1	337.4	77.3	67.7	5,245.1	230.8	2,480.1	2,183.7	1,589.6
101 PDP Oil 353	100.0000 WI	20.2	0.0	0.0	0.0	0.0	150.4	200.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
MOODY, WM 1	87.5000 NI	1	0.0	0.0	0.0	0.0	7.2	111.4	-21.6	8.5
102 PDP Gas 512	100.0000 WI	8.4	2,059.6	68.6	43.2	75.8	4.3	50.0		
PANOMA (CHASE/COUNCIL GROVE) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
MOODY, WM 2	80.3087 NI	1	0.0	0.0	0.0	0.0	0.2	7.0	-49.1	-28.6
103 PDP Gas 457	93.6564 WI	1.0	1,020.7	2.4	1.4	2.6	0.1	46.8		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
MOODY, WM 3-5	87.5000 NI	1	0.0	0.0	0.0	0.0	2.0	36.1	-46.8	-19.2
104 PDP Gas 43529 546	100.0000 WI	3.6	716.1	19.0	11.9	21.2	1.2	50.0		
MOWBRAY 1	54.6875 NI	1	0.0	0.0	0.0	0.0	0.1	4.2	-33.1	-19.4
105 PDP Gas 513	62.5000 WI	1.0	743.2	4.0	1.2	0.9	0.1	31.2		
MOWBRAY 3	54.6875 NI	1	0.0	0.0	0.0	0.0	0.1	4.0	-33.0	-19.3
106 PDP Gas 448	62.5000 WI	1.0	438.7	3.4	1.1	0.9	0.1	31.2		
NOLAN 1	87.5000 NI	1	0.0	0.0	0.0	0.0	12.3	206.6	-16.9	14.8
107 PDP Gas 514	100.0000 WI	15.8	1,989.2	130.3	79.8	138.4	7.4	50.0		
NOLAN 4-16	87.5000 NI	1	0.0	0.0	0.0	0.0	8.6	142.6	-24.7	8.1
108 PDP Gas 43571 550	100.0000 WI	11.7	1,618.0	89.2	54.6	92.0	5.2	50.0		
NOLAN B 2-13	87.5000 NI	1	0.0	0.0	0.0	0.0	0.1	6.4	-54.0	-32.0
109 PDP Gas 43509 561	100.0000 WI	1.0	1,357.0	2.7	1.4	0.7	0.1	50.0		
PINEY 3	87.5000 NI	1	0.0	0.0	0.0	0.0	0.4	11.3	-54.0	-32.0
110 PDP Gas 43544 568	100.0000 WI	1.0	1,079.7	6.6	3.4	3.5	0.2	50.0		
PINEY 5	87.5000 NI	1	0.0	0.0	0.0	0.0	0.6	16.4	-55.5	-33.5
111 PDP Gas 563	100.0000 WI	1.0	1,404.0	9.3	5.0	5.1	0.3	50.0		
POTTER 1	87.5000 NI	1	0.0	0.0	0.0	0.0	12.6	212.3	-16.7	15.0
112 PDP Gas 516	100.0000 WI	16.2	1,864.0	199.8	108.4	117.5	7.6	50.0		
POTT (MARM) -- FINNEY COUNTY, KANSAS										
PANTERA ENERGY COMPANY										
POTTER 3-3	87.5000 NI	1	72.4	10.6	9.3	725.6	31.9	597.5	25.3	34.2
113 PDP Oil 571	100.0000 WI	27.2	0.0	0.0	0.0	0.0	20.8	50.0		

Table II - PDP (cont.)

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR / LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt / Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
POTTER 4-3			87.5000 NI	1	0.0	0.0	0.0	0.0	7.1	132.2	-43.7	-7.7
114 PDP Gas 43558		549	100.0000 WI	9.6	1,833.7	117.8	63.9	64.2	4.3	50.0		
STALEY (SAINT LOUIS) -- FINNEY COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
POTTER D 2			86.3281 NI	1	162.2	11.6	10.0	790.1	34.8	627.8	54.9	62.0
115 PDP Oil		567	100.0000 WI	15.1	0.0	0.0	0.0	0.0	22.7	50.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
REEVE 4-7			87.5000 NI	1	0.0	0.0	0.0	0.0	3.0	51.3	-42.1	-13.3
116 PDP Gas 43562		552	100.0000 WI	4.5	1,249.3	31.7	18.9	30.7	1.8	50.0		
REEVE GAS UN 1			87.5000 NI	1	0.0	0.0	0.0	0.0	1.7	29.9	-47.7	-22.3
117 PDP Gas		517	100.0000 WI	2.5	1,793.0	19.5	11.1	14.7	1.0	50.0		
PANOMA (COUNCIL GROVE) -- FINNEY COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
REEVE GAS UN 2			87.5000 NI	1	0.0	0.0	0.0	0.0	0.2	8.7	-54.8	-32.8
118 PDP Gas		455	100.0000 WI	1.0	1,240.9	4.0	2.2	0.7	0.1	50.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
SCHEER 1			87.5000 NI	1	0.0	0.0	0.0	0.0	1.1	23.9	-52.3	-30.4
119 PDP Gas		518	100.0000 WI	1.0	1,594.8	12.2	7.3	14.6	0.7	50.0		
SCHEER 3-28			87.5000 NI	1	0.0	0.0	0.0	0.0	0.5	13.9	-54.2	-32.3
120 PDP Gas 43552		551	100.0000 WI	1.0	797.5	5.5	3.3	6.5	0.3	50.0		
SHARER 1			87.5000 NI	1	0.0	0.0	0.0	0.0	3.7	63.2	-41.2	-8.5
121 PDP Gas		519	100.0000 WI	7.2	2,192.5	59.7	32.4	34.1	2.2	50.0		
SHARER 3-15			87.5000 NI	1	0.0	0.0	0.0	0.0	0.5	14.0	-53.6	-31.7
122 PDP Gas 43539		537	100.0000 WI	1.0	1,112.3	8.9	4.8	4.8	0.3	50.0		
PANOMA (COUNCIL GROVE) -- FINNEY COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
SHARER D1-15			87.5000 NI	1	0.8	0.0	0.0	0.0	18.8	308.2	7.8	26.1
123 PDP Gas		479	100.0000 WI	30.8	1,610.8	303.9	164.9	170.5	11.3	50.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
SINN 1			87.5000 NI	1	0.0	0.0	0.0	0.0	4.3	72.0	-38.3	-6.9
124 PDP Gas		520	100.0000 WI	6.6	1,449.6	49.6	29.1	43.4	2.6	50.0		
PANOMA (COUNCIL GROVE) -- FINNEY COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
SINN 2			77.1094 NI	1	0.0	0.0	0.0	0.0	3.7	63.7	-37.1	-8.8
125 PDP Gas		464	90.0000 WI	6.2	869.2	47.6	24.6	37.7	2.2	45.0		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
SINN 3			87.5000 NI	1	0.0	0.0	0.0	0.0	0.3	8.1	-51.9	-30.1
126 PDP Gas 12114		558	100.0000 WI	1.0	607.1	4.2	2.4	2.6	0.2	50.0		
SPENCE 1			87.5000 NI	1	0.0	0.0	0.0	0.0	0.2	7.0	-53.3	-31.4
127 PDP Gas		521	100.0000 WI	1.0	1,444.9	4.2	1.9	1.5	0.1	50.0		

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery MBBL / MMCF	Gross Reserves MBBL / MMCF	Net Reserves MBBL / MMCF	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
SPENCE 3		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.4**	**12.6**	**-55.2**	**-33.2**
128 PDP Gas	449	100.0000 WI	**1.0**	**402.7**	**8.1**	**3.7**	**3.0**	**0.2**	**50.0**		
PANOMA (COUNCIL GROVE) -- FINNEY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
SPENCE 4-28		87.5000 NI	**1**	**108.6**	**52.9**	**46.3**	**3,587.1**	**157.8**	**796.4**	**2,480.0**	**1,118.4**
129 PDP Oil	352	100.0000 WI	**48.9**	**0.0**	**0.0**	**0.0**	**0.0**	**102.9**	**50.0**		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
STONE 3-10		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**1.1**	**23.9**	**-51.4**	**-29.6**
130 PDP Gas 43534	536	100.0000 WI	**1.0**	**2,322.6**	**19.2**	**10.4**	**10.4**	**0.7**	**50.0**		
HICK (CHESTER) -- GRANT COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
MLP GILMORE A-1		75.5000 NI	**1**	**483.3**	**132.4**	**100.0**	**7,828.5**	**344.5**	**1,123.4**	**6,093.0**	**1,892.9**
131 PDP Oil	343	86.2500 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**224.5**	**43.1**		
SHUCK (CHASE GROUP) -- HASKELL COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
ETZOLD 1-22		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**9.5**	**-53.4**	**-31.5**
132 PDP Gas	359	100.0000 WI	**1.0**	**681.9**	**5.1**	**3.1**	**2.9**	**0.2**	**50.0**		
EUBANK (U MORROW) -- HASKELL COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
HJV WINTER A-1 & A-2		81.2500 NI	**1**	**328.5**	**118.5**	**96.3**	**7,535.6**	**335.2**	**1,736.5**	**5,222.0**	**1,789.4**
133 PDP Oil	267	100.0000 WI	**49.8**	**202.0**	**63.5**	**40.8**	**23.0**	**218.3**	**100.0**		
KOENIG (MARMATON) -- HASKELL COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
KOENIG WTFLD UN		87.5000 NI	**1**	**535.3**	**497.2**	**435.1**	**34,074.9**	**1,499.3**	**12,432.4**	**18,865.9**	**11,342.0**
134 PDP Oil	895	100.0000 WI	**31.4**	**0.0**	**0.0**	**0.0**	**0.0**	**977.3**	**300.0**		
HUGOTON (KANSAS) -- KEARNY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
BAHNTGE 1		88.2813 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**7.6**	**123.6**	**-25.2**	**8.5**
135 PDP Gas	482	100.0000 WI	**13.2**	**1,595.5**	**77.8**	**47.4**	**70.8**	**4.6**	**50.0**		
BAHNTGE 3-2		88.2813 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**8.1**	**133.5**	**-25.0**	**8.9**
136 PDP Gas 43526	553	100.0000 WI	**14.0**	**1,160.8**	**77.7**	**47.3**	**82.1**	**4.9**	**50.0**		
DEERFIELD (MULTIPLE) -- KEARNY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
FISCHER D 1-13		87.5000 NI	**1**	**164.6**	**71.2**	**62.3**	**4,881.5**	**214.8**	**2,766.7**	**1,710.0**	**544.7**
137 PDP Oil	564	100.0000 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**140.0**	**50.0**		
HUGOTON (KANSAS) -- KEARNY COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
GARDEN A 1		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**3.5**	**62.1**	**-44.0**	**-13.8**
138 PDP Gas	494	100.0000 WI	**5.2**	**2,287.0**	**35.5**	**21.7**	**34.2**	**2.1**	**50.0**		
GARDEN A 5		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**7.2**	**-53.4**	**-31.5**
139 PDP Gas	440	100.0000 WI	**1.0**	**560.9**	**3.0**	**1.8**	**0.7**	**0.1**	**50.0**		

Table II - PDP (cont.)
Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR / LEASE NAME / Table Class	Major	Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
HUGOTON (KANSAS) -- KEARNY COUNTY, KANSAS														
PANTERA ENERGY COMPANY														
GARDEN CITY O 1					77.8137 NI	1	0.0	0.0	0.0	0.0	1.8	31.3	-41.4	-14.3
140 PDP	Gas			528	88.9100 WI	5.1	956.2	18.2	10.0	16.9	1.1	44.5		
GARDEN_B_1					87.5000 NI	1	0.0	0.0	0.0	0.0	47.5	476.8	400.4	134.5
141 PDP	Gas			495	100.0000 WI	49.8	2,683.3	446.6	269.6	486.4	28.7	50.0		
HEINTZ 1					87.5000 NI	1	0.0	0.0	0.0	0.0	0.6	19.9	-57.8	-35.7
142 PDP	Gas			500	100.0000 WI	1.0	1,049.2	6.7	3.6	6.1	0.4	50.0		
PANOMA (COUNCIL GROVE) -- KEARNY COUNTY, KANSAS														
PANTERA ENERGY COMPANY														
HEINTZ 2					0.0000 NI	1	0.0		Non-Commercial					
143 PDP	Gas			451	100.0000 WI	0.0	805.6							
HUGOTON (KANSAS) -- KEARNY COUNTY, KANSAS														
PANTERA ENERGY COMPANY														
HEINTZ 3-6					87.5000 NI	1	0.0	0.0	0.0	0.0	1.2	23.6	-51.1	-29.2
144 PDP	Gas	43530		556	100.0000 WI	1.0	966.0	12.4	6.6	11.6	0.7	50.0		
LOUCKS A 1					65.6250 NI	1	0.0	0.0	0.0	0.0	0.5	9.2	-37.4	-21.0
145 PDP	Gas			508	75.0000 WI	1.0	2,291.1	6.4	3.0	4.0	0.3	37.5		
LOUCKS A 3					65.6250 NI	1	0.0	0.0	0.0	0.0	40.5	586.5	166.3	81.6
146 PDP	Gas			441	75.0000 WI	42.6	1,447.9	502.9	234.3	385.2	24.4	37.5		
LOUCKS B 1					65.6250 NI	1	0.0	0.0	0.0	0.0	1.5	28.7	-36.3	-17.7
147 PDP	Gas			509	75.0000 WI	2.2	1,644.2	20.3	9.2	14.5	0.9	37.5		
LOUCKS B-3					65.6250 NI	1	0.0	0.0	0.0	0.0	4.3	69.5	-22.8	1.0
148 PDP	Gas			442	75.0000 WI	8.2	831.4	56.3	25.5	39.6	2.6	37.5		
UNREIN 1 1					87.5000 NI	1	0.0	0.0	0.0	0.0	0.3	7.4	-51.3	-29.5
149 PDP	Gas			803	100.0000 WI	1.0	1,390.9	5.2	2.9	2.8	0.2	50.0		
UNREIN 3-X					87.5000 NI	1	0.0	0.0	0.0	0.0	0.2	6.7	-51.9	-30.1
150 PDP	Gas			276	100.0000 WI	1.0	543.8	3.7	2.1	2.3	0.1	50.0		
WHITE 3					43.7500 NI	1	0.0	0.0	0.0	0.0	0.3	8.5	-26.8	-15.8
151 PDP	Gas			444	50.0000 WI	1.0	660.5	14.2	2.0	3.6	0.2	25.0		
WHITE, O 1					43.7500 NI	1	0.0	0.0	0.0	0.0	0.1	4.4	-27.7	-16.7
152 PDP	Gas			526	50.0000 WI	1.0	1,003.9	4.1	0.6	0.8	0.1	25.0		
THREE STAR (LOWER MORROW) -- SEWARD COUNTY, KANSAS														
PANTERA ENERGY COMPANY														
BLACKMER 1-31					75.9453 NI	1	0.0	0.0	0.0	0.0	0.0	7.9	-58.6	-36.4
153 PDP	Gas	43496		85	100.0000 WI	1.0	336.5	3.2	2.1	-2.5	0.0	50.0		
CONDIT (CHESTER) -- SEWARD COUNTY, KANSAS														
PANTERA ENERGY COMPANY														
BLACKMER A-3					82.0312 NI	1	0.0	0.0	0.0	0.0	0.4	10.7	-53.7	-31.8
154 PDP	Gas			219	100.0000 WI	1.0	745.5	15.0	9.9	-1.4	0.2	50.0		
CONDIT (CHESTER A) -- SEWARD COUNTY, KANSAS														
PANTERA ENERGY COMPANY														
BLACKMER A-4					82.0312 NI	1	89.1	0.0	0.0	0.0	0.0	7.4	-57.0	-34.9
155 PDP	Gas			221	100.0000 WI	1.0	34.6	0.7	0.5	-0.1	0.0	50.0		
ADAMSON (LOWER MORROW) -- SEWARD COUNTY, KANSAS														
PANTERA ENERGY COMPANY														
BLOOM B-1					43.7500 NI	1	1.1	0.0	0.0	0.0	0.2	4.4	-26.3	-15.4
156 PDP	Gas			15	50.0000 WI	1.0	912.3	4.6	1.7	-0.2	0.1	25.0		

Scenario: CGASEC : 8/9/2024 10:12:20 AM

Table II - PDP (cont.)
Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
WIDE AWAKE (CHESTER, TRNO B) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
BOLES B-5			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**2.0**	**38.8**	**-49.5**	**-26.5**
157 PDP Gas		245	100.0000 WI	**1.5**	**1,471.5**	**46.4**	**32.9**	**3.4**	**1.2**	**50.0**		
CONDIT (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
BROWN K-1			83.3333 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.4**	**12.8**	**-55.9**	**-33.8**
158 PDP Gas		41	100.0000 WI	**1.0**	**1,144.3**	**13.0**	**9.3**	**-0.6**	**0.2**	**50.0**		
CADY A-1			87.5000 NI	**1**	**0.6**	**0.0**	**0.0**	**0.0**	**0.2**	**10.4**	**-55.6**	**-33.6**
159 PDP Gas		3	100.0000 WI	**1.0**	**740.1**	**7.2**	**5.5**	**-0.4**	**0.1**	**50.0**		
CADY A-2			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**10.9**	**-55.7**	**-33.6**
160 PDP Gas		8	100.0000 WI	**1.0**	**730.9**	**8.6**	**6.5**	**-0.4**	**0.2**	**50.0**		
SHUCK (L MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
CAMPION A-1			76.0000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**9.2**	**-55.8**	**-33.8**
161 PDP Gas		247	100.0000 WI	**1.0**	**193.6**	**4.4**	**2.6**	**0.2**	**0.1**	**50.0**		
WILDCAT (MID-CONTINENT) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
CITY OF LIBERAL C-1			84.7656 NI	**1**	**105.9**	**21.0**	**17.8**	**1,395.7**	**61.4**	**618.4**	**625.8**	**308.1**
162 PDP Oil		260	100.0000 WI	**37.9**	**0.8**	**0.0**	**0.0**	**0.0**	**40.0**	**50.0**		
SHUCK (UPPER CHESTER) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
CROW A-1			87.5000 NI	**1**	**0.3**	**0.0**	**0.0**	**0.0**	**0.1**	**6.9**	**-55.9**	**-33.9**
163 PDP Gas		62	100.0000 WI	**1.0**	**12.5**	**0.8**	**0.6**	**0.2**	**0.0**	**50.0**		
SHUCK (L MORROW, CHESTER) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
CROW B-1			87.5000 NI	**1**	**7.7**	**0.0**	**0.0**	**0.0**	**0.3**	**9.1**	**-53.2**	**-31.3**
164 PDP Gas		63	100.0000 WI	**1.0**	**1,255.3**	**4.0**	**2.9**	**-0.8**	**0.2**	**50.0**		
ARKALON (CHESTER, MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
DAVIES 1-36			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**12.5**	**215.4**	**-21.2**	**12.1**
165 PDP Gas 13150		21	100.0000 WI	**16.4**	**1,827.3**	**308.1**	**226.5**	**-58.0**	**7.6**	**50.0**		
ARKALON (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
DAVIES C-1			87.5000 NI	**1**	**7.1**	**0.0**	**0.0**	**0.0**	**10.0**	**153.5**	**-8.3**	**20.8**
166 PDP Gas		20	100.0000 WI	**17.9**	**2,228.6**	**203.0**	**149.2**	**-36.7**	**6.0**	**50.0**		
ARKALON (CSTR, L MRW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
DAVIES E-1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**10.8**	**-55.0**	**-32.9**
167 PDP Gas		5	100.0000 WI	**1.0**	**430.4**	**8.3**	**6.0**	**-0.9**	**0.2**	**50.0**		
DAVIES F-1			86.5156 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.1**	**8.6**	**-56.0**	**-34.0**
168 PDP Gas		6	100.0000 WI	**1.0**	**447.4**	**3.7**	**2.7**	**-0.4**	**0.1**	**50.0**		
ARCHER(KANSAS) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
DAVIES G-2			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.6**	**11.2**	**-50.4**	**-28.6**
169 PDP Gas		220	100.0000 WI	**1.0**	**626.6**	**9.1**	**6.7**	**-3.1**	**0.3**	**50.0**		

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery MBBL / MMCF	Gross Reserves MBBL / MMCF	Net Reserves MBBL / MMCF	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
ARCHER(KANSAS) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
DOWNS A-1			87.5000 NI	1	143.1	13.8	12.1	947.6	41.5	351.0	474.3	274.4
170 PDP Oil		227	100.0000 WI	31.5	359.7	40.2	26.4	-60.3	27.1	50.0		
SHUCK (MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
FINCHAM A-2			87.5000 NI	1	0.0	0.0	0.0	0.0	0.1	8.1	-55.3	-33.3
171 PDP Gas		65	100.0000 WI	1.0	322.8	3.2	2.3	-1.2	0.1	50.0		
SHUCK (L CHESTER _ U MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
FINCHAM B-1			87.5000 NI	1	0.0	0.0	0.0	0.0	0.7	14.2	-50.6	-28.8
172 PDP Gas		119	100.0000 WI	1.0	1,204.7	12.7	9.2	-0.7	0.4	50.0		
CONDIT (LANSING) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
FITZGERALD B-1			87.5000 NI	1	202.8	56.1	49.1	3,843.0	169.1	2,269.1	1,244.6	602.4
173 PDP Oil		50	100.0000 WI	38.0	0.0	0.0	0.0	0.0	110.2	50.0		
SHUCK (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
FULLER A-1			87.5000 NI	1	0.0	0.0	0.0	0.0	0.2	8.8	-54.8	-32.8
174 PDP Gas		68	100.0000 WI	1.0	400.3	4.7	3.4	-0.2	0.1	50.0		
LIBERAL SE (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
FULLER C-1			81.2500 NI	1	0.0	0.0	0.0	0.0	0.3	9.2	-52.9	-31.0
175 PDP Gas		90	100.0000 WI	1.0	1,756.0	4.2	2.5	1.5	0.2	50.0		
HUGOTON (KANSAS) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
GAMELL A-1			81.2500 NI	1	0.0	0.0	0.0	0.0	17.3	274.8	13.3	33.5
176 PDP Gas		94	100.0000 WI	19.2	1,315.1	229.2	186.2	365.8	10.5	50.0		
EVALYN (LOWER CHESTER) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
GAREY A-3			87.5000 NI	1	0.0	0.0	0.0	0.0	0.5	13.4	-53.7	-31.8
177 PDP Gas		40	100.0000 WI	1.0	710.0	10.9	7.9	-0.4	0.3	50.0		
EVALYN (L MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
GAREY A-4			87.5000 NI	1	0.0	0.0	0.0	0.0	0.1	8.2	-56.8	-34.7
178 PDP Gas		49	100.0000 WI	1.0	344.8	2.8	1.9	-0.8	0.0	50.0		
LIBERAL SE (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
GROVER B-1			87.5000 NI	1	0.0	0.0	0.0	0.0	0.3	9.0	-53.8	-31.8
179 PDP Gas		89	100.0000 WI	1.0	1,331.5	5.0	3.7	-0.2	0.2	50.0		
SHUCK (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
HOWLAND A-1			87.5000 NI	1	0.0	0.0	0.0	0.0	0.2	9.9	-55.2	-33.1
180 PDP Gas		71	100.0000 WI	1.0	584.5	5.8	4.2	-0.3	0.1	50.0		

Table II - PDP (cont.)

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
ARKALON (U CHESTER, L MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
KELLER 1-25			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**8.2**	**-57.8**	**-35.7**
181 PDP Gas		17	100.0000 WI	**1.0**	**695.7**	**2.7**	**1.9**	**-3.5**	**0.0**	**50.0**		
ARKALON (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
KELLER D-1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.4**	**10.1**	**-52.4**	**-30.6**
182 PDP Gas		39	100.0000 WI	**1.0**	**1,076.7**	**6.4**	**4.7**	**-1.8**	**0.2**	**50.0**		
WILDCAT (MID-CONTINENT) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
LEMERT C-1			87.5000 NI	**1**	**258.4**	**53.7**	**47.0**	**3,683.7**	**188.8**	**1,017.7**	**2,869.6**	**1,018.8**
183 PDP Oil		702	100.0000 WI	**49.8**	**1,112.0**	**258.9**	**163.1**	**77.3**	**121.8**	**50.0**		
CONDIT (MORROW, CHESTER) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
LEMON TRUST B-1-32			75.9453 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.1**	**8.4**	**-56.2**	**-34.2**
184 PDP Gas		29	100.0000 WI	**1.0**	**395.0**	**4.2**	**2.8**	**-0.2**	**0.1**	**50.0**		
CONDIT (CHESTER D) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
LEMON TRUST B-2			75.9453 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**-0.1**	**7.7**	**-58.7**	**-36.5**
185 PDP Gas		222	100.0000 WI	**1.0**	**160.8**	**2.8**	**1.8**	**-2.9**	**0.0**	**50.0**		
FEDDER SW (UPPER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MALIN B-1			81.2500 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**5.4**	**93.0**	**-37.6**	**-2.7**
186 PDP Gas		224	100.0000 WI	**9.8**	**1,581.5**	**117.5**	**69.7**	**28.9**	**3.3**	**50.0**		
SHUCK (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MARCELLUS A-1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**8.4**	**-57.5**	**-35.4**
187 PDP Gas		69	100.0000 WI	**1.0**	**337.0**	**3.2**	**2.2**	**-3.0**	**0.0**	**50.0**		
WIDE AWAKE (L CHSTR, ADD TRNTO) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MATKIN A-1			85.0220 NI	**1**	**84.3**	**13.8**	**11.8**	**919.8**	**40.5**	**315.4**	**487.5**	**197.6**
188 PDP Oil		99	100.0000 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**26.4**	**50.0**		
CONDIT (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MCAHREN A-1			85.9375 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**8.6**	**-55.6**	**-33.6**
189 PDP Gas		1	100.0000 WI	**1.0**	**389.0**	**4.7**	**3.5**	**-0.4**	**0.1**	**50.0**		
CONDIT (U CHESTER) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MCAHREN B-1			85.9375 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.4**	**13.6**	**-54.9**	**-32.9**
190 PDP Gas		118	100.0000 WI	**1.0**	**967.8**	**13.0**	**9.5**	**-0.5**	**0.3**	**50.0**		
ARKALON (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MCCLURE E-1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**8.6**	**-53.0**	**-31.0**
191 PDP Gas		19	100.0000 WI	**1.0**	**926.4**	**4.8**	**3.5**	**-1.6**	**0.2**	**50.0**		

Table II - PDP (cont.)

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR / LEASE NAME Well No. / Table Class Major	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
ARKALON (LOWER MORROW) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MCCLURE I-1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**8.8**	**-54.5**	**-32.5**
192 PDP Gas		32	100.0000 WI	**1.0**	**257.2**	**4.9**	**3.6**	**-0.7**	**0.1**	**50.0**		
SHUCK (ST. LOUIS) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MCHARGUE A 5			87.5000 NI	**1**	**79.0**	**45.8**	**40.1**	**3,132.6**	**147.6**	**928.6**	**2,117.6**	**1,286.5**
193 PDP Oil		878	100.0000 WI	**38.5**	**105.2**	**79.4**	**57.7**	**-55.7**	**95.8**	**50.0**		
MCHARGUE A OIL LEASE			87.5000 NI	**1**	**528.3**	**96.6**	**84.5**	**6,614.8**	**290.6**	**2,570.1**	**3,354.3**	**1,398.9**
194 PDP Oil		73	100.0000 WI	**49.8**	**39.7**	**37.2**	**23.4**	**-15.8**	**189.4**	**200.0**		
WILDCAT (MID-CONTINENT) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MILHON B-1			81.2500 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**10.4**	**-54.2**	**-32.2**
195 PDP Gas		228	100.0000 WI	**1.0**	**801.7**	**6.4**	**3.9**	**2.0**	**0.2**	**50.0**		
CUTTER SE (MARMATON) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MLP BAUGHMAN A-1			75.5000 NI	**1**	**278.2**	**108.3**	**81.7**	**6,395.4**	**281.4**	**1,114.7**	**4,772.8**	**1,199.8**
196 PDP Oil		344	86.2500 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**183.4**	**43.1**		
CUTTER SE (LANSING) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MLP BAUGHMAN C-1			75.5000 NI	**1**	**179.0**	**63.3**	**47.8**	**3,746.6**	**164.8**	**900.7**	**2,530.5**	**860.2**
197 PDP Oil		346	86.2500 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**107.5**	**43.1**		
CUTTER (CHESTER) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MLP YOUNG TRUST 1-5			46.5001 NI	**1**	**278.4**	**23.6**	**11.0**	**860.0**	**37.8**	**536.9**	**235.6**	**115.1**
198 PDP Oil		345	50.0000 WI	**38.0**	**0.0**	**0.0**	**0.0**	**0.0**	**24.7**	**25.0**		
ANGMAN (ST LOUIS,CHESTER) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MORGAN B-2 & B-3			90.1042 NI	**1**	**308.5**	**69.1**	**62.3**	**4,869.9**	**214.6**	**2,139.2**	**2,282.2**	**743.0**
199 PDP Oil		109	100.0000 WI	**49.8**	**216.0**	**4.8**	**3.0**	**1.2**	**139.8**	**100.0**		
ANGMAN SOUTH (CHESTER, ST LOUIS) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MORGAN K-1A -CMNGLD-			90.1042 NI	**1**	**160.8**	**34.3**	**30.9**	**2,413.9**	**106.2**	**670.2**	**1,518.3**	**465.0**
200 PDP Oil		112	100.0000 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**69.2**	**50.0**		
ANGMAN (CSTR, MRW, ST LOUIS) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MORGAN N-1			90.1042 NI	**1**	**52.5**	**13.1**	**11.8**	**924.9**	**40.7**	**374.1**	**433.5**	**211.4**
201 PDP Oil		127	100.0000 WI	**41.3**	**0.0**	**0.0**	**0.0**	**0.0**	**26.5**	**50.0**		
ARCHER(KANSAS) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
POWELL D-2			43.7500 NI	**1**	**262.2**	**20.1**	**8.8**	**687.4**	**30.2**	**384.8**	**227.6**	**91.0**
202 PDP Oil		14	50.0000 WI	**49.8**	**164.5**	**0.0**	**0.0**	**0.0**	**19.7**	**25.0**		
CONDIT (LANSING, TORONTO) -- SEWARD COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
PRIEFERT D-1			87.5000 NI	**1**	**266.8**	**143.6**	**125.7**	**9,835.8**	**438.8**	**1,979.7**	**7,207.9**	**2,257.7**
203 PDP Oil		53	100.0000 WI	**49.8**	**95.0**	**64.5**	**39.5**	**-76.0**	**285.7**	**50.0**		

Scenario: CGASEC : 8/9/2024 10:12:20 AM

Table II - PDP (cont.)
Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
				MBBL / MMCF							
WIDE AWAKE (L MORROW) -- SEWARD COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
PRINTZ A-3		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.5**	**9.9**	**-50.7**	**-28.9**
204 PDP Gas	33	100.0000 WI	**1.0**	**781.1**	**5.9**	**4.3**	**-1.4**	**0.3**	**50.0**		
EVALYN (LOWER MORROW) -- SEWARD COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
RICE A-1		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.7**	**15.6**	**-52.5**	**-30.7**
205 PDP Gas	9	100.0000 WI	**1.0**	**1,022.1**	**14.5**	**10.5**	**-1.0**	**0.4**	**50.0**		
EVALYN (UPR MRRW, CHSTR) -- SEWARD COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
SALLEY A-1		87.5000 NI	**1**	**12.3**	**0.0**	**0.0**	**0.0**	**0.3**	**14.5**	**-59.4**	**-37.2**
206 PDP Gas	12	100.0000 WI	**1.0**	**779.7**	**2.7**	**1.8**	**-2.0**	**0.2**	**50.0**		
SHUCK (ST. LOUIS) -- SEWARD COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
SPEAKMAN A-1		87.5000 NI	**1**	**176.6**	**26.7**	**23.4**	**1,835.3**	**80.8**	**484.3**	**1,167.6**	**572.8**
207 PDP Oil	80	100.0000 WI	**46.5**	**0.0**	**0.0**	**0.0**	**0.0**	**52.6**	**50.0**		
LIBERAL SE (CHESTER _ MORROW) -- SEWARD COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
TOBIAS A1-10		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**5.6**	**96.8**	**-37.0**	**-2.9**
208 PDP Gas	305	100.0000 WI	**9.2**	**647.9**	**70.6**	**61.8**	**118.8**	**3.4**	**50.0**		
LIBERAL WEST (LOWER MORROW) -- SEWARD COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
TUCKER K-2		81.2500 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**9.7**	**-54.9**	**-32.9**
209 PDP Gas	4	100.0000 WI	**1.0**	**584.1**	**5.4**	**3.7**	**-0.7**	**0.1**	**50.0**		
ADAMSON (LOWER MORROW) -- SEWARD COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
UNDERWOOD A-4		37.7685 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**5.0**	**-27.0**	**-16.1**
210 PDP Gas	28	50.0000 WI	**1.0**	**762.9**	**5.2**	**1.7**	**-0.3**	**0.1**	**25.0**		
ADAMSON (L MORROW,CHESTER D) -- SEWARD COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
UNDERWOOD A-5		37.7685 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.1**	**4.8**	**-28.0**	**-17.0**
211 PDP Gas	42	50.0000 WI	**1.0**	**237.5**	**4.9**	**1.5**	**0.0**	**0.1**	**25.0**		
ADAMSON (ST GENEVIEVE, L MRW) -- SEWARD COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
WETTSTEIN A-4-10		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**7.7**	**-57.8**	**-35.7**
212 PDP Gas	23	100.0000 WI	**1.0**	**183.0**	**2.6**	**1.8**	**-3.1**	**0.0**	**50.0**		
CIMARRON BEND EAST (0) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
CAVNER A-5, A-7		87.5000 NI	**1**	**361.3**	**154.7**	**135.3**	**10,600.1**	**467.5**	**1,991.0**	**7,760.5**	**2,186.6**
213 PDP Oil	268	100.0000 WI	**49.8**	**18.3**	**13.8**	**9.2**	**3.7**	**304.7**	**100.0**		
MOUSER (L MORROW) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
COTTRELL A-3		87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.1**	**12.0**	**-59.6**	**-37.3**
214 PDP Gas	285	100.0000 WI	**1.0**	**1,247.8**	**3.8**	**2.8**	**1.0**	**0.1**	**50.0**		

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
				MBBL / MMCF							
MOUSER (UPPER MORROW) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
CRISS A-2		90.0391 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**12.1**	**-58.6**	**-36.4**
215 PDP Gas	34	100.0000 WI	**1.0**	**2,726.2**	**5.4**	**3.9**	**-4.1**	**0.1**	**50.0**		
GENTZLER (LOWER MORROW) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
DAVIS G-1		87.5000 NI	**1**	**9.0**	**0.0**	**0.0**	**0.0**	**0.2**	**8.6**	**-53.9**	**-32.0**
216 PDP Gas	27	100.0000 WI	**1.0**	**910.1**	**5.1**	**3.7**	**1.0**	**0.1**	**50.0**		
MOUSER (MORROW C) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
DUNNE-HOFFMAN K-1		43.7889 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**20.4**	**-39.0**	**-27.4**
217 PDP Gas	55	50.0000 WI	**1.0**	**8,127.5**	**25.6**	**8.8**	**-9.9**	**0.2**	**25.0**		
FETERITA (U MORROW C) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
HERBEL A-1		84.7656 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.6**	**11.7**	**-50.3**	**-28.5**
218 PDP Gas	10	100.0000 WI	**1.0**	**4,479.9**	**3.6**	**2.6**	**-2.2**	**0.4**	**50.0**		
PANOMA (LOWER MORROW 'G') -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
HITTLE 'A' #2		79.8816 NI	**1**	**160.3**	**12.4**	**9.9**	**773.9**	**40.9**	**370.6**	**434.2**	**234.0**
219 PDP Oil	2	92.4651 WI	**34.9**	**711.8**	**75.0**	**47.9**	**-12.3**	**26.3**	**46.2**		
YOUNGREN NW -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
HITTLE A5 & A6 OIL LEASE		79.8816 NI	**1**	**85.9**	**0.0**	**0.0**	**0.0**	**0.1**	**15.7**	**-106.2**	**-65.3**
220 PDP Gas	831	92.4651 WI	**1.0**	**865.6**	**6.9**	**4.9**	**-8.0**	**0.1**	**92.5**		
WILDCAT (MID-CONTINENT) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
HJV CHRISTOPHER A-1		81.2500 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.4**	**11.3**	**-54.1**	**-32.1**
221 PDP Gas	261	100.0000 WI	**1.0**	**3,434.1**	**8.4**	**5.7**	**2.9**	**0.2**	**50.0**		
CIMARRON RIVER SOUTH (U MORROW) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
HJV CORNELL UNIVERSITY A-1		80.3125 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.6**	**15.1**	**-54.1**	**-32.1**
222 PDP Gas	272	100.0000 WI	**1.0**	**1,008.9**	**14.7**	**9.9**	**3.3**	**0.3**	**50.0**		
WILDCAT (MID-CONTINENT) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
HJV CORNELL UNIVERSITY B-1		78.4375 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**11.5**	**-55.6**	**-33.6**
223 PDP Gas	311	100.0000 WI	**1.0**	**190.1**	**6.0**	**3.2**	**1.7**	**0.2**	**50.0**		
GENTZLER (LOWER MORROW) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
LOFLIN A-2		49.5331 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**4.6**	**-33.4**	**-20.8**
224 PDP Gas	123	56.6093 WI	**1.0**	**544.0**	**2.1**	**0.8**	**-1.3**	**0.0**	**28.3**		
METTS (LOWER MORROW) -- STEVENS COUNTY, KANSAS											
PANTERA ENERGY COMPANY											
METTS A-2		91.2500 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.5**	**10.7**	**-51.7**	**-29.9**
225 PDP Gas	715	100.0000 WI	**1.0**	**940.0**	**8.0**	**6.1**	**2.4**	**0.3**	**50.0**		

Table II - PDP (cont.)
Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue (M$ / M$)	Prod Tax Adv. Tax (M$ / M$)	Expenses Investments (M$ / M$)	Future Net Cash Flow (M$)	Cash Flow Disc.@ 10.0 (M$)
METTS (ST. LOUIS) -- STEVENS COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
METTS A-4			43.7500 NI	**1**	**283.1**	**104.9**	**45.9**	**3,581.3**	**157.6**	**359.4**	**2,936.6**	**1,585.6**
226 PDP Oil		294	50.0000 WI	**49.8**	**192.6**	**0.0**	**0.0**	**0.0**	**102.7**	**25.0**		
METTS A-5			95.0000 NI	**1**	**262.5**	**0.0**	**0.0**	**0.0**	**0.1**	**6.1**	**-54.9**	**-32.9**
227 PDP Gas		717	100.0000 WI	**1.0**	**41.1**	**1.1**	**0.8**	**0.3**	**0.0**	**50.0**		
METTS A-6			51.2500 NI	**1**	**563.7**	**241.4**	**123.7**	**9,694.4**	**426.6**	**1,658.2**	**7,306.7**	**2,717.6**
228 PDP Oil		299	50.0000 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**278.0**	**25.0**		
SIMMONS (MORROW) -- STEVENS COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MLP CORNELL UNIVERSITY A-1			49.0000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**48.1**	**420.8**	**487.5**	**206.4**
229 PDP Gas		336	61.2500 WI	**49.8**	**6,235.5**	**590.7**	**251.8**	**-213.0**	**29.0**	**30.6**		
PANOMA (MORROWAN) -- STEVENS COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MLP DALE A-1			75.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**12.3**	**174.3**	**23.3**	**39.1**
230 PDP Gas		333	86.2500 WI	**13.4**	**3,026.1**	**145.9**	**84.8**	**101.3**	**7.4**	**43.1**		
PERRILL SW (MORROWAN) -- STEVENS COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MLP KANSAS UNIVERSITY A-1			75.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.7**	**13.4**	**-42.7**	**-22.1**
231 PDP Gas		334	86.2500 WI	**1.8**	**652.1**	**7.5**	**4.0**	**4.3**	**0.4**	**43.1**		
HUGOTON (KANSAS) -- STEVENS COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
MYRICK A-1			87.5000 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.3**	**10.8**	**-54.4**	**-32.4**
232 PDP Gas		75	100.0000 WI	**1.0**	**1,488.4**	**8.3**	**6.0**	**-0.4**	**0.2**	**50.0**		
GENTZLER (LOWER MORROW) -- STEVENS COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
RATCLIFF B-2			87.5000 NI	**1**	**42.5**	**17.8**	**15.6**	**1,212.7**	**71.6**	**666.2**	**763.8**	**239.8**
233 PDP Gas		121	100.0000 WI	**49.8**	**1,231.3**	**314.4**	**228.3**	**58.0**	**45.8**	**50.0**		
SHELL 3-13			76.8539 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.8**	**16.1**	**-43.6**	**-23.7**
234 PDP Gas 43537		26	87.8052 WI	**1.3**	**2,510.0**	**17.6**	**11.4**	**3.7**	**0.5**	**43.9**		
CIMARRON BEND WEST (ST. LOUIS) -- STEVENS COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
SMITH F-4			80.3944 NI	**1**	**629.5**	**25.4**	**20.4**	**1,598.2**	**70.3**	**654.3**	**781.6**	**492.2**
235 PDP Oil		280	92.4652 WI	**31.8**	**0.0**	**0.0**	**0.0**	**0.0**	**45.8**	**46.2**		
PERRILL SW (L MORROW) -- STEVENS COUNTY, KANSAS												
PANTERA ENERGY COMPANY												
SPIKES G-1			85.3840 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**3.4**	**62.9**	**-45.4**	**-14.1**
236 PDP Gas		125	97.5817 WI	**6.1**	**781.3**	**44.7**	**31.6**	**12.8**	**2.1**	**48.8**		
MISC -- MISC COUNTY, MICHIGAN												
PANTERA ENERGY COMPANY												
P&A SCHEDULE				**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**-10,512.2**	**-1,080.0**
237 PDP		892	100.0000 WI	**49.8**	**0.0**	**0.0**	**0.0**	**0.0**	**0.0**	**10,512.2**		
FORGAN NW -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
ADAMS LEASES (BEAVER CNTY)			81.2500 NI	**1**	**391.4**	**44.5**	**36.2**	**2,826.9**	**204.9**	**2,051.5**	**389.5**	**348.8**
238 PDP Oil		838	100.0000 WI	**18.0**	**3,400.6**	**39.7**	**19.3**	**-29.5**	**0.0**	**200.0**		

Table II - PDP (cont.)

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
TURPIN, SE (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BENNETT C-1			83.0035 NI	1	0.0	0.0	0.0	0.0	0.1	8.1	-57.4	-35.3
239 PDP Gas		77	100.0000 WI	1.0	319.7	2.6	1.5	-1.7	0.0	50.0		
FLORIS (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BENNETT F-1			62.8493 NI	1	0.2	0.0	0.0	0.0	0.7	9.2	-36.9	-20.9
240 PDP Gas		192	73.5797 WI	1.0	935.7	10.2	4.7	4.0	0.0	36.8		
TURPIN, SE (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BLAKEMORE L-1			82.4629 NI	1	0.0	0.0	0.0	0.0	0.8	14.4	-54.6	-32.6
241 PDP Gas		82	100.0000 WI	1.0	481.1	8.5	5.1	4.0	0.0	50.0		
BLAKEMORE M-1			78.6621 NI	1	0.0	0.0	0.0	0.0	9.1	106.9	-40.1	-6.3
242 PDP Gas		84	100.0000 WI	8.3	1,163.0	93.9	52.5	41.6	0.0	50.0		
LORENA EAST (BASAL CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BLAKEMORE M-2			78.6621 NI	1	0.0	0.0	0.0	0.0	0.1	8.4	-57.0	-34.9
243 PDP Gas		250	100.0000 WI	1.0	88.9	3.0	1.7	-0.9	0.0	50.0		
LORENA EAST (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BLAKEMORE N-1			81.2373 NI	1	0.3	0.0	0.0	0.0	3.0	38.0	-48.8	-22.4
244 PDP Gas		249	100.0000 WI	2.9	584.8	32.9	19.2	15.7	0.0	50.0		
LORENA EAST (CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BLAKEMORE-WILDLIFE 2-16			80.1129 NI	1	39.1	0.0	0.0	0.0	0.5	9.5	-53.3	-31.4
245 PDP Gas 43512		372	100.0000 WI	1.0	3,898.6	5.0	3.1	3.5	0.0	50.0		
DOMBEY (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BROWN J-1			82.4219 NI	1	2.3	0.0	0.0	0.0	0.9	16.6	-54.5	-32.5
246 PDP Gas		87	100.0000 WI	1.0	516.4	7.7	4.5	3.5	0.0	50.0		
WILDCAT (MID-CONTINENT) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BROWN J-2			82.4219 NI	1	0.0	0.0	0.0	0.0	0.5	9.8	-53.9	-31.9
247 PDP Gas		296	100.0000 WI	1.0	252.0	6.1	3.6	1.0	0.0	50.0		
LORENA EAST (UPPER MORROW) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BUNYARD A-1			81.6421 NI	1	0.1	0.0	0.0	0.0	0.7	18.9	-59.7	-37.4
248 PDP Gas		124	100.0000 WI	1.0	3,101.7	7.3	3.9	3.5	0.0	50.0		
LORENA EAST (CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
DICK 1-31			85.7419 NI	1	0.5	0.0	0.0	0.0	0.8	24.7	-64.8	-42.4
249 PDP Gas		122	100.0000 WI	1.0	1,006.2	6.2	3.8	2.9	0.0	50.0		
LORENA (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
DICK A 2-31			85.7420 NI	1	0.3	0.0	0.0	0.0	0.5	12.0	-55.1	-33.1
250 PDP Gas		83	100.0000 WI	1.0	316.0	4.2	2.6	2.0	0.0	50.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: CGASEC : 8/9/2024 10:12:20 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery MBBL / MMCF	Gross Reserves MBBL / MMCF	Net Reserves MBBL / MMCF	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
LORENA EAST (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
DIRKS A 1-6		83.3536 NI	1	0.0	0.0	0.0	0.0	0.0	7.2	-56.6	-34.6
251 PDP Gas	126	100.0000 WI	1.0	654.4	0.8	0.7	0.6	0.0	50.0		
FLORIS (M CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
DORMAN C-1		57.4829 NI	1	0.1	0.0	0.0	0.0	0.0	5.7	-41.2	-25.3
252 PDP Gas	193	71.8750 WI	1.0	299.3	2.5	1.1	-1.3	0.0	35.9		
FLORIS (KANSAS CITY) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
FRANZ E-1 _E-2-PA'D-		83.9844 NI	1	343.5	41.6	34.9	2,729.2	196.5	1,703.6	779.1	349.9
253 PDP Oil	81	100.0000 WI	37.2	80.5	0.0	0.0	0.0	0.0	50.0		
LORENA EAST (MIDDLE CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
HAMM A1-33		65.6250 NI	1	3.7	0.0	0.0	0.0	0.8	9.9	-37.3	-20.4
254 PDP Gas	88	75.0000 WI	1.3	2,526.5	8.9	5.9	10.9	0.0	37.5		
LORENA (L _ U CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
HUEBNER B-1		81.2500 NI	1	14.6	0.0	0.0	0.0	0.1	7.8	-56.5	-34.4
255 PDP Gas	78	100.0000 WI	1.0	3,999.5	1.2	0.7	0.3	0.0	50.0		
MOCANE-LAVERNE GAS AREA (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
ISAAC A-2		70.2406 NI	1	1.8	0.0	0.0	0.0	2.9	36.7	-43.5	-19.3
256 PDP Gas	97	88.7500 WI	3.3	973.9	37.8	19.4	15.6	0.0	44.4		
SIX MILE WEST (MORROW) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
JONES A 1-35		72.3515 NI	1	0.3	0.0	0.0	0.0	0.4	8.1	-46.2	-27.1
257 PDP Gas	142	87.5000 WI	1.0	555.2	5.8	3.1	2.6	0.0	43.8		
UNION STAR, WEST (L CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
LAW D-1		78.7069 NI	1	1.5	0.0	0.0	0.0	0.5	8.4	-50.9	-29.7
258 PDP Gas	58	96.6535 WI	1.0	423.1	4.7	3.3	1.1	0.0	48.3		
LORENA (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
LOEPP B-1		78.1250 NI	1	1.1	0.0	0.0	0.0	0.7	10.3	-51.9	-30.0
259 PDP Gas	91	100.0000 WI	1.0	946.1	7.1	4.0	3.3	0.0	50.0		
LYNCH C-1		83.1616 NI	1	1.6	0.0	0.0	0.0	5.0	59.7	-44.4	-14.4
260 PDP Gas	98	98.3430 WI	5.2	1,520.8	49.7	30.2	24.9	0.0	49.2		
MOCANE-LAVERNE GAS AREA (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
PATTERSON C-1		59.4727 NI	1	0.0	0.0	0.0	0.0	0.4	7.8	-38.2	-22.5
261 PDP Gas	93	71.8750 WI	1.0	1,322.6	7.0	3.0	2.6	0.0	35.9		
FLORIS (M CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
PATTERSON COMPANY A-1		84.4044 NI	1	0.0	0.0	0.0	0.0	0.3	8.6	-54.8	-32.8
262 PDP Gas	194	100.0000 WI	1.0	360.5	3.7	2.2	2.0	0.0	50.0		

Table II - PDP (cont.)

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR / LEASE NAME / Table Class Major Well No. / Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery MBBL / MMCF	Gross Reserves MBBL / MMCF	Net Reserves MBBL / MMCF	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
LORENA (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
PENNER B-1		39.7339 NI	1	2.0	0.0	0.0	0.0	0.3	5.2	-24.6	-14.3
263 PDP Gas	96	46.8750 WI	1.0	1,705.0	7.1	2.7	1.9	0.0	23.4		
MOCANE-LAVERNE GAS AREA (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
PLETT B-1		81.6894 NI	1	0.3	0.0	0.0	0.0	0.3	8.4	-53.6	-32.0
264 PDP Gas	100	98.4375 WI	1.0	373.8	3.6	2.1	1.2	0.0	49.2		
FLORIS (M CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
PLETT TRUST A-1		78.1250 NI	1	0.0	0.0	0.0	0.0	0.4	9.2	-53.8	-31.9
265 PDP Gas	196	100.0000 WI	1.0	226.0	4.4	2.5	2.0	0.0	50.0		
FLORIS (CHESTER D_E) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
PLETT TRUST B-1		62.8493 NI	1	0.4	0.0	0.0	0.0	4.1	47.3	-31.6	-9.8
266 PDP Gas	195	73.5797 WI	4.9	1,382.5	60.1	27.6	23.6	0.0	36.8		
LIBERAL SE (LOWER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
RADKE A-1		87.5000 NI	1	78.7	25.1	22.0	1,720.5	146.9	643.7	1,199.7	450.1
267 PDP Oil	129	100.0000 WI	49.8	734.0	198.2	173.4	319.8	0.0	50.0		
LORENA EAST (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
SMITH AC-1		81.2500 NI	1	2.1	0.0	0.0	0.0	4.6	55.1	-45.6	-16.2
268 PDP Gas	233	100.0000 WI	4.6	1,279.8	46.1	26.9	21.9	0.0	50.0		
LORENA EAST -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
SMITH AE TRUST OIL LEASE		81.2500 NI	1	301.4	14.1	11.5	891.6	99.2	661.5	516.7	330.8
269 PDP Oil	837	100.0000 WI	27.8	3,708.0	292.0	168.4	130.4	0.0	100.0		
MOCANE-LAVERNE GAS AREA (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
WHISENANT A-1		62.8493 NI	1	0.0	0.0	0.0	0.0	0.4	6.9	-39.2	-23.1
270 PDP Gas	105	73.5797 WI	1.0	1,347.0	5.5	2.5	2.1	0.0	36.8		
MOCANE (L CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
WILLIAMS I-2-9 -L CSTR-		76.4859 NI	1	0.0	0.0	0.0	0.0	13.7	144.0	-13.9	14.0
271 PDP Gas	183	92.5000 WI	11.7	1,715.5	131.5	72.4	51.0	0.0	46.2		
MOCANE (CHESTER) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
WILLIAMS I-5		76.4859 NI	1	0.0	0.0	0.0	0.0	0.6	9.6	-47.6	-27.4
272 PDP Gas	231	92.5000 WI	1.0	556.7	7.0	4.8	2.6	0.0	46.2		
MOCANE (L _ U MRW _ U CHESTE) -- BEAVER COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
WILLIAMS O-1		81.2500 NI	1	0.2	0.0	0.0	0.0	1.1	13.3	-46.0	-25.1
273 PDP Gas	200	92.5000 WI	1.3	668.9	10.5	6.0	4.9	0.0	46.2		

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery MBBL / MMCF	Gross Reserves MBBL / MMCF	Net Reserves MBBL / MMCF	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
LORENA EAST (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
WINDSOR A 1-34			65.6250 NI	**1**	**2.7**	**0.0**	**0.0**	**0.0**	**0.4**	**7.1**	**-39.1**	**-22.7**
274 PDP Gas		128	75.0000 WI	**1.0**	**1,741.5**	**5.0**	**3.3**	**5.9**	**0.0**	**37.5**		
LORENA EAST (M _ L CHESTER,U MORR) -- BEAVER COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
WINDSOR B-1			81.2500 NI	**1**	**1.1**	**0.0**	**0.0**	**0.0**	**1.2**	**15.7**	**-49.8**	**-28.0**
275 PDP Gas		130	100.0000 WI	**1.0**	**1,293.7**	**14.9**	**8.3**	**7.5**	**0.0**	**50.0**		
UNITY (UPPER MORROW) -- TEXAS COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
ASHLAND A-1			87.4999 NI	**1**	**0.0**	**0.0**	**0.0**	**0.0**	**0.2**	**10.3**	**-58.4**	**-36.2**
276 PDP Gas		186	100.0000 WI	**1.0**	**1,212.0**	**1.7**	**1.3**	**-3.4**	**0.0**	**50.0**		
RICHLAND CENTER NORTH (MORROW C) -- TEXAS COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BAKER H-1			71.8749 NI	**1**	**0.9**	**0.0**	**0.0**	**0.0**	**1.1**	**18.3**	**-52.1**	**-31.0**
277 PDP Gas		164	95.8333 WI	**1.0**	**1,820.8**	**11.7**	**6.8**	**-4.0**	**0.0**	**47.9**		
GUYMON-HUGOTON GAS AREA (CHECKERBOARD) -- TEXAS COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BESSIE 05-01			86.0417 NI	**1**	**0.4**	**0.0**	**0.0**	**0.0**	**0.0**	**6.5**	**-54.8**	**-33.6**
278 PDP Gas		298	95.8333 WI	**1.0**	**234.2**	**2.2**	**1.3**	**-1.5**	**0.0**	**47.9**		
GUYMON-HUGOTON (TORONTO) -- TEXAS COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BOWEN 22-01			59.5312 NI	**1**	**0.1**	**0.0**	**0.0**	**0.0**	**0.9**	**15.4**	**-39.2**	**-23.6**
279 PDP Gas 43487		351	70.9821 WI	**1.0**	**748.9**	**10.5**	**5.2**	**2.5**	**0.0**	**35.5**		
POSTLE (MORROW) -- TEXAS COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
BROCE 1-7			87.5000 NI	**1**	**3.3**	**0.0**	**0.0**	**0.0**	**11.0**	**109.1**	**-17.6**	**11.2**
280 PDP Gas 43472		152	100.0000 WI	**7.8**	**9,011.1**	**60.2**	**45.3**	**-20.2**	**0.0**	**50.0**		
HOUGH SOUTH (CHEROKEE-MARMATON) -- TEXAS COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
CITIES SERVICE A-1			100.0000 NI	**1**	**628.9**	**0.0**	**0.0**	**1.8**	**1.1**	**36.6**	**-72.2**	**-49.4**
281 PDP Oil		117	100.0000 WI	**1.0**	**3,048.5**	**6.9**	**5.1**	**-1.9**	**0.0**	**50.0**		
UNITY (UPPER MORROW) -- TEXAS COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
COPP A-2			84.7904 NI	**1**	**0.4**	**0.0**	**0.0**	**0.0**	**25.7**	**268.0**	**14.7**	**31.0**
282 PDP Gas		190	96.9040 WI	**25.2**	**1,016.7**	**189.6**	**133.4**	**-62.2**	**0.0**	**48.5**		
TRACY SE (MORROW D) -- TEXAS COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
GOODWIN A-1			87.5000 NI	**1**	**7.3**	**0.0**	**0.0**	**0.0**	**5.7**	**67.3**	**-43.5**	**-11.4**
283 PDP Gas		166	100.0000 WI	**6.4**	**5,521.5**	**46.9**	**34.5**	**-13.0**	**0.0**	**50.0**		
KEYES GAS AREA (KEYES) -- TEXAS COUNTY, OKLAHOMA												
PANTERA ENERGY COMPANY												
KEENAN 2-26			87.5000 NI	**1**	**228.8**	**76.8**	**67.2**	**5,262.3**	**378.8**	**1,778.1**	**3,055.4**	**839.9**
284 PDP Oil		173	100.0000 WI	**49.8**	**12.7**	**0.0**	**0.0**	**0.0**	**0.0**	**50.0**		

Table II - PDP (cont.)
Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR / LEASE NAME / Table Class Major Well No.	Start Date ASN	Current Interest %	WellCnt / Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
UNITY (UPPER MORROW) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
KEENAN A-7		87.5002 NI	1	0.1	0.0	0.0	0.0	4.0	44.5	-43.5	-15.3
285 PDP Gas	185	100.0000 WI	4.1	1,329.2	28.6	19.5	-6.6	0.0	50.0		
KEENAN B-1		87.5000 NI	1	9.0	0.0	0.0	0.0	49.6	399.9	189.2	112.4
286 PDP Gas	175	100.0000 WI	33.5	7,518.4	261.4	57.2	-90.7	0.0	50.0		
UNITY (MORROW,ATOKA) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
KEENAN B-3		87.5000 NI	1	0.1	0.0	0.0	0.0	0.2	10.5	-58.4	-36.3
287 PDP Gas	188	100.0000 WI	1.0	206.7	2.4	1.5	0.0	0.0	50.0		
RICHLAND CENTER NORTH (U MRW C, L MRW F) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
KREY D-1		87.5000 NI	1	40.4	17.2	15.0	1,175.9	101.4	722.9	534.5	294.7
288 PDP Gas	189	100.0000 WI	31.7	909.4	248.3	182.5	-170.8	0.0	50.0		
POSTLE (MORROW C) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
LEVALLEY A-1		87.5000 NI	1	6.3	0.0	0.0	0.0	0.1	10.7	-59.9	-37.7
289 PDP Gas	153	100.0000 WI	1.0	4,181.4	2.6	1.8	-2.8	0.0	50.0		
ARCHER(KANSAS) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
LONG C-1		81.2500 NI	1	53.8	25.1	20.4	1,587.1	118.8	686.1	795.0	269.2
290 PDP Oil	238	100.0000 WI	49.8	85.2	40.3	25.2	10.2	0.0	50.0		
CARTHAGE GAS AREA (MORROW C) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
MCCLANAHAN 3-32		87.8955 NI	1	0.4	0.0	0.0	0.0	0.1	7.7	-55.8	-33.8
291 PDP Gas 11749	163	100.0000 WI	1.0	654.1	3.7	2.8	-3.7	0.0	50.0		
CARTHAGE GAS AREA (TOPEKA) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
MCMURRY A-1 -MCMURRAY A-1-		53.9768 NI	1	0.0	0.0	0.0	0.0	0.5	7.9	-32.3	-18.7
292 PDP Gas	72	61.9743 WI	1.0	4,602.4	9.5	2.3	2.0	0.0	31.0		
TRACY SE (UPPER MORROW) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
MESSINGER A-1		87.5002 NI	1	0.4	0.0	0.0	0.0	0.1	10.7	-59.7	-37.4
293 PDP Gas	168	100.0000 WI	1.0	802.7	2.4	1.6	-2.9	0.0	50.0		
TRACY SE (MORROW B _ C) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
NICHOLAS B-1 GAS		87.5002 NI	1	18.2	0.0	0.0	0.0	59.9	620.2	102.0	68.6
294 PDP Gas	172	100.0000 WI	33.5	3,515.5	591.7	419.3	-40.3	0.0	50.0		
POSTLE (UPPER MORROW) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
POWELL B-1		85.1692 NI	1	16.9	0.0	0.0	0.0	1.0	12.6	-48.6	-27.5
295 PDP Gas	158	96.9557 WI	1.0	16,959.8	5.6	4.0	-1.8	0.0	48.5		
POSTLE (U MORROW A) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
RILEY E-1		87.5000 NI	1	15.3	0.0	0.0	0.0	5.0	56.3	-42.1	-11.2
296 PDP Gas	161	100.0000 WI	5.8	12,699.6	29.7	21.3	-13.8	0.0	50.0		

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR LEASE NAME Table Class Major Well No.	Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue M$ / M$	Prod Tax Adv. Tax M$ / M$	Expenses Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
				MBBL / MMCF							
POSTLE (CHEROKEE) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
SHACKELFORD A-1		87.5000 NI	1	80.3	20.5	17.9	1,396.5	100.5	820.1	425.8	145.7
297 PDP Oil	162	100.0000 WI	49.8	78.8	0.0	0.0	0.0	0.0	50.0		
TRACY SE (UPPER MORROW) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
SHAWVER A-1		87.5000 NI	1	2.1	0.0	0.0	0.0	0.5	12.9	-56.1	-34.0
298 PDP Gas	174	100.0000 WI	1.0	1,931.2	3.5	2.5	-1.1	0.0	50.0		
CARTHAGE GAS AREA (MIDDLE MORROW) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
SIMMONS C-1 MORROW		87.5000 NI	1	23.6	0.0	0.0	0.0	0.9	25.6	-63.9	-41.5
299 PDP Gas	167	100.0000 WI	1.0	15,012.4	22.3	16.2	-19.7	0.0	50.0		
UNITY (MORROW G) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
SMITH 1		87.5000 NI	1	110.0	32.6	28.5	2,234.4	160.9	1,107.0	916.5	278.1
300 PDP Oil	177	100.0000 WI	49.8	26.2	0.0	0.0	0.0	0.0	50.0		
PRICE (CHEROKEE) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
SMITH AD-3		87.5000 NI	1	69.5	32.8	28.7	2,245.0	170.8	582.2	1,569.3	514.1
301 PDP Oil	234	100.0000 WI	49.8	281.0	63.1	43.6	-20.7	0.0	50.0		
TRACY SE (LOWER MORROW) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
SMITH L-1		87.5000 NI	1	0.0	0.0	0.0	0.0	0.3	9.8	-55.9	-33.9
302 PDP Gas	307	100.0000 WI	1.0	85.6	1.4	1.0	0.4	0.0	50.0		
GUYMON-HUGOTON GAS AREA (COUNCIL GROVE BADER) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
STEPHENS 10-01		93.7500 NI	1	0.9	0.0	0.0	0.0	0.6	9.2	-51.2	-29.3
303 PDP Gas	281	100.0000 WI	1.0	797.1	5.3	3.0	3.3	0.0	50.0		
PRICE (CHEROKEE) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
VAIL-GLATTHAR B-1		81.2500 NI	1	49.9	17.8	14.4	1,132.6	94.4	699.9	467.0	175.7
304 PDP Oil	239	100.0000 WI	49.8	286.9	111.0	67.6	-30.2	0.0	50.0		
CARTHAGE GAS AREA (WAB,TPKA,GR-LANS) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
WELSH B-2 -REP-		81.2500 NI	1	0.0	0.0	0.0	0.0	1.1	14.4	-50.1	-28.3
305 PDP Gas	70	100.0000 WI	1.0	1,294.5	15.0	5.4	4.5	0.0	50.0		
CARTHAGE (TOPEKA) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
WHISENNAND 1-17		43.6822 NI	1	0.0	0.0	0.0	0.0	0.3	20.9	-40.9	-29.6
306 PDP Gas	181	48.3071 WI	1.0	1,151.5	23.9	8.5	-1.2	0.0	24.2		
UNITY -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
WILSON OIL LEASE (1A5,1-23)		87.5000 NI	1	1,054.9	28.6	25.0	1,965.0	141.5	654.8	1,118.8	391.9
307 PDP Oil	835	100.0000 WI	47.2	968.4	0.0	0.0	0.0	0.0	50.0		

Table II - PDP (cont.)

Lease Reserve Summary
Western Kansas Acquisition Interests
Kansas & Oklahoma
Proved Developed Producing Reserves
As of July 31, 2024

OPERATOR / LEASE NAME / Table Class Major Well No.	Start Date ASN	Current Interest %	WellCnt Life	Ultimate Recovery MBBL / MMCF	Gross Reserves MBBL / MMCF	Net Reserves MBBL / MMCF	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
RICHLAND CENTER NORTH (MORROW F) -- TEXAS COUNTY, OKLAHOMA											
PANTERA ENERGY COMPANY											
WOODWARD 3		87.5000 NI	1	2.2	0.0	0.0	0.0	91.5	545.4	584.4	226.9
308 PDP Gas	169	100.0000 WI	49.8	9,543.6	380.3	282.9	-191.2	0.0	50.0		
CAMRICK DISTRICT (MARMATON) -- BEAVER COUNTY, OKLAHOMA											
RESOURCE OIL AND GAS LLC											
THOMAS 1HX-35		0.1250 NI	1	142.9	23.6	0.0	2.2	0.2	0.8	1.1	0.6
309 PDP Oil	347	0.1562 WI	28.8	118.5	9.4	0.0	0.0	0.0	0.1		
HUGOTON (KANSAS) -- FINNEY COUNTY, KANSAS											
SCOUT ENERGY MANAGEMENT											
RAMSEY #1		21.8750 NI	1	0.0	0.0	0.0	0.0	0.2	4.3	-13.5	-8.0
310 PDP Gas	529	25.0000 WI	1.0	807.1	25.2	1.8	0.6	0.1	12.5		
RAMSEY #2 HI 2HI		21.8750 NI	1	0.0	0.0	0.0	0.0	0.1	2.4	-13.1	-7.7
311 PDP Gas	771	25.0000 WI	1.0	608.0	15.5	1.0	0.3	0.1	12.5		
HUGOTON (KANSAS) -- KEARNY COUNTY, KANSAS											
SCOUT ENERGY MANAGEMENT											
ROTH 1-07		16.4971 NI	1	0.0	0.0	0.0	0.0	0.0	1.1	-10.0	-6.0
312 PDP Gas	215	18.4711 WI	1.0	360.9	2.6	0.3	0.4	0.0	9.2		
YOUNGREN NW (MRW L) -- STEVENS COUNTY, KANSAS											
SCOUT ENERGY MANAGEMENT											
MLP YOUNGREN B1 1		6.5000 NI	1	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.7
313 PDP Gas	754	0.0000 WI	1.0	384.5	6.5	0.3	0.5	0.0	0.0		
WALKEMEYER (CHASE GROUP) -- STEVENS COUNTY, KANSAS											
SCOUT ENERGY MANAGEMENT											
WING 1-33 1		0.7812 NI	1	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.1
314 PDP Gas	870	0.0000 WI	1.0	2,687.0	7.9	0.0	0.1	0.0	0.0		
FLORIS (UPPER CHESTER) -- BEAVER COUNTY, OKLAHOMA											
WILDWOOD OPERATING LLC											
STICKLER 1-12		20.3126 NI	1	0.1	0.0	0.0	0.0	0.1	4.7	-15.5	-9.9
315 PDP Gas	107	25.0000 WI	1.0	414.9	4.6	0.7	1.1	0.0	12.5		
GRAND TOTAL			316	19,485.3	4,379.7	2,657.9	206,897.6	10,789.5	75,148.5	109,267.9	46,551.9
				388,551.8	12,228.3	6,680.1	3,738.8	5,549.5	23,814.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. Scenario: CGASEC : 8/9/2024 10:12:20 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

APPENDIX

Explanatory Comments for Summary Tables

HEADINGS

Table I
Description of Table Information
Identity of Interest Evaluated
Property Description – Location
Reserve Classification and Development Status
Effective Date of the Evaluation

FORECAST

(Columns)

(1) (11) (21)	Calendar or Fiscal years/months commencing on effective date.
(2) (3) (4)	Gross Production (8/8th) for the years/months which are economical. These are expressed as thousands of barrels (Mbbl) and millions of cubic feet (MMcf) of gas at standard conditions. Total future production, cumulative production to effective date, and ultimate recovery at the effective date are shown following the annual/monthly forecasts.
(5) (6) (7)	Net Production accruable to evaluated interest is calculated by multiplying the revenue interest times the gross production. These values take into account changes in interest and gas shrinkage.
(8)	Average (volume weighted) gross liquid price per barrel before deducting production-severance taxes.
(9)	Average (volume weighted) gross gas price per Mcf before deducting production-severance taxes.
(10)	Average (volume weighted) gross ngl price per barrel before deducting production-severance taxes.
(12)	Revenue derived from oil sales -- column (5) times column (8).
(13)	Revenue derived from gas sales -- column (6) times column (9).
(14)	Revenue derived from ngl sales -- column (7) times column (10).
(15)	Miscellaneous Revenue.
(16)	Total Revenue – sum of column (12) through column (15).
(17) (18) (19)	Production-severance taxes deducted from gross oil, gas and ngl revenue.
(20)	Revenue after taxes – column (16) less the total of column (17), column (18) and column (19).
(22)	Ad valorem taxes.
(23)	Average gross wells.
(24)	Average net wells are gross wells times working interest.
(25)	Operating Expense are direct operating expenses to the evaluated working interest, but may also include items noted below in "Other deductions". In addition, ad valorem taxes can also be included in this column.
(26)	Other Deductions include operator's overhead, compression-gathering expenses, transportation costs, water disposal costs and net profits burdens. These are the share of costs payable by the evaluated expense interests and take into account any changes in interests.
(27)	Investment, if any, include work-overs, future drilling costs, pumping units, etc. and may be included either tangible or intangible or both, and the costs for plugging and the salvage value of equipment at abandonment may be shown as negative investments at end of life.
(28)	Total Deductions – sum of column (22), column (25), column (26) and column (27)
(29) (30)	Future Net Cash Flow is column (20) less column (28). The data in column (29) are accumulated in column (30). Federal income taxes have not been considered.
(31)	Cumulative Discounted Cash Flow is calculated by discounting monthly cash flows at the specified annual rates.

MISCELLANEOUS

Input Data	• Evaluation parameters such as rates, tax percentages, and expenses are shown below columns (21-27).
Interests	• Initial and final expense and revenue interests are shown below columns (28-29).
DCF Profile	• The cash flow discounted at six different rates are shown at the bottom of columns (30-31). Interest has been compounded once per year.
Life	• The economic life of the appraised property is noted in the lower right-hand corner of the table.
Footnotes	• Well ID information or other pertinent comments may be shown in the lower right-hand footnotes above the property "Life".

APPENDIX

Methods Employed in the Estimation of Reserves

The four methods customarily employed in the estimation of reserves are (1) *production performance*, (2) *material balance*, (3) *volumetric* and (4) *analogy*. Most estimates, although based primarily on one method, utilize other methods depending on the nature and extent of the data available and the characteristics of the reservoirs.

Basic information includes production, pressure, geological and laboratory data. However, a large variation exists in the quality, quantity and types of information available on individual properties. Operators are generally required by regulatory authorities to file monthly production reports and may be required to measure and report periodically such data as well pressures, gas-oil ratios, well tests, etc. As a general rule, an operator has complete discretion in obtaining and/or making available geological and engineering data. The resulting lack of uniformity in data renders impossible the application of identical methods to all properties, and may result in significant differences in the accuracy and reliability of estimates.

A brief discussion of each method, its basis, data requirements, applicability and generalization as to its relative degree of accuracy follows:

Production performance. This method employs graphical analyses of production data on the premise that all factors which have controlled the performance to date will continue to control and that historical trends can be extrapolated to predict future performance. The only information required is production history. Capacity production can usually be analyzed from graphs of rates versus time or cumulative production. This procedure is referred to as "decline curve" analysis. Both capacity and restricted production can, in some cases, be analyzed from graphs of producing rate relationships of the various production components. Reserve estimates obtained by this method are generally considered to have a relatively high degree of accuracy with the degree of accuracy increasing as production history accumulates.

Material balance. This method employs the analysis of the relationship of production and pressure performance on the premise that the reservoir volume and its initial hydrocarbon content are fixed and that this initial hydrocarbon volume and recoveries therefrom can be estimated by analyzing changes in pressure with respect to production relationships. This method requires reliable pressure and temperature data, production data, fluid analyses and knowledge of the nature of the reservoir. The material balance method is applicable to all reservoirs, but the time and expense required for its use is dependent on the nature of the reservoir and its fluids. Reserves for depletion type reservoirs can be estimated from graphs of pressures corrected for compressibility versus cumulative production, requiring only data that are usually available. Estimates for other reservoir types require extensive data and involve complex calculations most suited to computer models which makes this method generally applicable only to reservoirs where there is economic justification for its use. Reserve estimates obtained by this method are generally considered to have a degree of accuracy that is directly related to the complexity of the reservoir and the quality and quantity of data available.

Volumetric. This method employs analyses of physical measurements of rock and fluid properties to calculate the volume of hydrocarbons in-place. The data required are well information sufficient to determine reservoir subsurface datum, thickness, storage volume, fluid content and location. The volumetric method is most applicable to reservoirs which are not susceptible to analysis by production performance or material balance methods. These are most commonly newly developed and/or no-pressure depleting reservoirs. The amount of hydrocarbons in-place that can be recovered is not an integral part of the volumetric calculations but is an estimate inferred by other methods and a knowledge of the nature of the reservoir. Reserve estimates obtained by this method are generally considered to have a low degree of accuracy; but the degree of accuracy can be relatively high where rock quality and subsurface control is good and the nature of the reservoir is uncomplicated.

Analogy. This method, which employs experience and judgment to estimate reserves, is based on observations of similar situations and includes consideration of theoretical performance. The analogy method is a common approach used for "resource plays," where an abundance of wells with similar production profiles facilitates the reliable estimation of future reserves with a relatively high degree of accuracy. The analogy method may also be applicable where the data are insufficient or so inconclusive that reliable reserve estimates cannot be made by other methods. Reserve estimates obtained in this manner are generally considered to have a relatively low degree of accuracy.

Much of the information used in the estimation of reserves is itself arrived at by the use of estimates. These estimates are subject to continuing change as additional information becomes available. Reserve estimates which presently appear to be correct may be found to contain substantial errors as time passes and new information is obtained about well and reservoir performance.

APPENDIX

Reserve Definitions and Classifications

The Securities and Exchange Commission, in SX Reg. 210.4-10 dated November 18, 1981, as amended on September 19, 1989 and January 1, 2010, requires adherence to the following definitions of oil and gas reserves:

"(22) **Proved oil and gas reserves**. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations— prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

"(i) The area of a reservoir considered as proved includes: (A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

"(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

"(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

"(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when: (A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities.

"(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

"(6) **Developed oil and gas reserves**. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

"(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

"(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

"(31) **Undeveloped oil and gas reserves**. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

"(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

"(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

"(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

"(18) **Probable reserves**. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

"(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

"(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

"(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

"(iv) See also guidelines in paragraphs (17)(iv) and (17)(vi) of this section (below).

"(17) **Possible reserves**. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

"(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

"(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

"(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

"(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

"(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

"(vi) Pursuant to paragraph (22)(iii) of this section (above), where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations."

Instruction 4 of Item 2(b) of Securities and Exchange Commission Regulation S-K was revised January 1, 2010 to state that "a registrant engaged in oil and gas producing activities shall provide the information required by Subpart 1200 of Regulation S–K." This is relevant in that Instruction 2 to paragraph (a)(2) states: "The registrant is *permitted, but not required*, to disclose probable or possible reserves pursuant to paragraphs (a)(2)(iv) through (a)(2)(vii) of this Item."

"(26) **Reserves**. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

"Note to paragraph (26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations)."